[LOGO OMITTED]

                                 JOHNSONFAMILY
                                      FUNDS

                         OCTOBER 31, 2002 ANNUAL REPORT

TABLE OF CONTENTS


Portfolio Commentaries .............................................    1
Statements of Net Assets
     JohnsonFamily Intermediate Fixed Income Fund ..................   18
     JohnsonFamily Large Cap Value Fund ............................   21
     JohnsonFamily Small Cap Value Fund ............................   23
     JohnsonFamily International Value Fund ........................   25

Statements of Operations ...........................................   31

Statements of Changes in Net Assets ................................   32

Financial Highlights ...............................................   34

Notes to the Financial Statements ..................................   37

Independent Auditors' Report .......................................   43

Directors and Officers of the Company (Unaudited) ..................   44

Notice to Shareholders (Unaudited) .................................   46




                                NOT FDIC-INSURED

                       May lose value. No bank guarantee.

Shares of JohnsonFamily Funds are distributed by an independent third party, SEI Investments Distribution Co.

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
INTERMEDIATE FIXED INCOME FUND

The total return of the JohnsonFamily Intermediate Fixed-Income Fund for the 12 months ending October 31, 2002 was 2.76%. The Lehman Intermediate Government/Credit Bond Index had a return of 5.91%, while the Morningstar Intermediate Term Bond Category had an average return of 3.45%. These figures are composed of the change in the market value of the bonds plus interest earned on those bonds. The Fund's 30-day yield as of October 31, 2002 was 4.60%.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOW:
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
For the periods ended October 31, 2002
  One Year   3 Year    Since Inception*
  -------------------------------------
     2.76%   7.37%         5.56%

 RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

          JohnsonFamily    Lehman                Morningstar
          Intermediate     Intermediate          Intermediate
          Fixed Income     Government/Credit     Term Bond
          Fund             Bond Index            Category
3/31/98   $10,000           $10,000               $10,000
10/31/98   10,590            10,634                10,475
10/31/99   10,351            10,740                10,463
10/31/00   10,930            11,431                11,064
10/31/01   12,469            13,061                12,509
10/31/02   12,814            13,833                12,941

*Annualized
This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
   The Lehman Brothers Intermediate Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt.
   The Morningstar(R) Intermediate-Term Bond Category is the average cumulative total performance assuming reinvestment of dividends and capital gains distributions of funds tracked by Morningstar(R), Inc. that invest their assets primarily in U.S. corporate and other investment-grade issues. The bonds have an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four but less than ten years. The Index sectors are industrial, finance, utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 1

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
INTERMEDIATE FIXED INCOME FUND (CONTINUED)

PERFORMANCE ANALYSIS
During the fourth quarter of 2001, consumer confidence readings and spending recovered somewhat from a depressed level after September 11th. The positives were low inflation, low fuel prices, continued easy Fed policy, heavy refinancing, and a strong housing market. The negatives were heavy layoffs, and poor corporate sales and profits. The net effect was a stronger stock market on belief the economy had bottomed and a major sell off in the bond market as investors shifted to stocks and starting discounting a change in Fed policy from easing to tightening.

The Fund maintained its overweighting in corporate securities, but shortened the average maturity of the overall portfolio. The average maturity continued to be slightly longer than its benchmark index but in line with comparable funds. Spreads on corporate bonds tightened during the quarter, causing them to perform relatively better than U.S. Treasuries. Interest rates rose, and bond prices declined during the quarter. While the Fund performed well compared to its peers, it did not perform well enough to exceed the Lehman index after Fund expenses were removed.

During the first quarter we saw strong consumer confidence readings, inventory rebuilding and results for the fourth quarter GDP indicating much more strength than had been expected. These signs of recovery and momentum caused the bond market to decline on concerns the Fed would soon need to raise rates to start dampening an unacceptably rapid growth rate. The decline was further fueled by credit quality and accounting concerns along with record new bond sales as some issuers sold bonds to replace commercial paper financing. News of weak profits and higher oil prices could not be offset by continued good inflation news. The Fed held two meetings without changing rates but in its releases stopped noting economic weakness as their main concern.

During the first quarter, the Fund maintained its overweighting of corporate securities, but shortened the average maturity of the overall portfolio. The average maturity continued to be slightly longer than its benchmark index but in line with comparable funds. Our holdings, on average, continued to be on the higher side of the quality range, yet a few issues we held dragged down returns on our corporate holdings. These issues consisted of names that were affected by concerns over their reporting practices. They also had BBB ratings, which was the weakest performing area by rating in the quarter. The Fund held some longer maturity issues, while the best performing sector was money markets. The result was a negative total return.

In the second quarter consumer and business confidence faltered while inventory rebuilding continued to help sustain growth. Concerns about continued declines in stocks, tensions in the Middle East, restatements of corporate accounts, and downward revisions to earnings estimates and credit ratings weighed on investors and cast doubt on the sustainability of the recovery. Industrial production rose five months running, yet hiring and capacity utilization did not improve. These weaknesses kept the Fed from raising rates


2 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
INTERMEDIATE FIXED INCOME FUND (CONTINUED)

as soon as had been expected after the rapid growth in GDP in the first quarter. The Fed Funds rate remained at 1.75%, a 40-year low. Against this backdrop, and with continued low inflation, yields declined as investors fled to Treasury bonds. Corporate bonds had mixed results: 80% of issues had positive returns, while 20% of issues had negative returns of a greater magnitude. Our WorldCom holding, which began the quarter at a price of $91.5, traded at $16 by the end of the quarter after announcing previously reported accounts were fraudulent.

During the second quarter, the Fund maintained its overweighting of corporate securities, which had a negative effect relative to the Lehman benchmark, which is 70% Treasuries. In comparison to other intermediate funds, we were ahead of the average fund as calculated by both Lipper and Morningstar. Our holdings, on average, continued to be on the higher side of the quality range, although we held some lower quality issues which dragged down returns.

In the third quarter, consumer and business confidence faltered and inventory rebuilding slowed, even though inventories were already lean. Concerns of the previous quarter, such as lower GDP, declining consumer confidence, lower industrial production, and questionable corporate integrity, all resurfaced and generated more negative news. Reduced earnings forecasts, a weaker stock market and Middle East unrest seemed to have dashed hopes of any near-term improvement in confidence. Until we hit this third quarter "air pocket," it had appeared the recovery was about to lead to a rate hike by the Fed. By the end of the quarter, however, talk had turned to the possibility of lowering rates. Inflation stayed low and housing stayed strong as interest rates (on Treasuries) declined to 40-year lows. The major beneficiary of the flight to quality was the longer end of the Treasury market, followed by the highest rated corporate bonds. All fixed sectors except high yield showed positive returns for the quarter and year-to-date.

During the third quarter we maintained our corporate and agency over-weightings, which had a shorter average maturity than other funds. We also had no Treasuries in the portfolio because of their low yields, which in hindsight proved to be an error, causing us to lag the average fund. The Fund's average maturity is still slightly longer than its benchmark index, although probably shorter than comparable funds.

MARKET OUTLOOK
We expect the spread on mid- to lower-grade issues to tighten from present levels as confidence in corporate reporting recovers from its present depressed level. We plan to maintain our current weighting in corporate securities, and may raise it in the future, in order to take advantage of the relatively higher yields of this asset class. It now appears that with the choppy economic outlook and continued expected low inflation, interest rates are less likely to rise and could stay around present levels for the near future. Likewise, many corporations need to improve their balance sheets, so new financing will be modest. Given that

                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 3

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
INTERMEDIATE FIXED INCOME FUND (CONCLUDED)

Treasury rates are at record levels, being invested in areas with attractive spreads can help cushion the effect when rates do rise, while providing a competitive yield to investors.

In formulating an effective fixed-income strategy, we will continue to focus our attention on the economy, corporate profits, free corporate cash flow and the markets. The bond market has been especially sensitive to movements in the stock market for two reasons: First, we are at a historically low level of nominal interest rates; therefore, there is a significant amount of technical resistance to moving interest rates appreciably lower. Secondly, history has shown that the stock market will often turn up well before economic statistics reveal any substantial change in economic growth. Therefore, to limit the risk from a potential increase in the level of interest rates, the outlook for the stock market will play a significant role in our investment strategy.


4 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
LARGE CAP VALUE FUND

The JohnsonFamily Large Cap Value Fund's return for the twelve months ending October 31, 2002 was (13.64)%, underperforming the Russell 1000(R) Value Index total return of (10.02)%, outperforming the S&P 500 Index return of (15.11)%, and outperforming the Morningstar Large Value Category average return of (13.70)%.

PERFORMANCE ANALYSIS
Entering fiscal year 2001, we were skeptical of the expected economic and equity market recovery predicted by most market participants. We strongly believed that the capital spending and capacity excesses of the late 1990s would likely take several years to unwind, leaving the economy overly dependent upon consumer spending to fuel growth. We shared general concerns that corporate and consumer debt levels were too high and that much needed de-leveraging would further reduce demand. As we moved into the unknown post September 11th world, we strongly believed the combination of cheaply valued securities and a conservative portfolio structure would aid the Fund's performance.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOW:
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the periods ended October 31, 2002
  One Year   3 Year    Since Inception*
  -------------------------------------
   -13.64%   -4.54%        -2.53%
 RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

             JohnsonFamily     S&P           Russell
             Large Cap Value   500           1000
             Fund              Index         Value Index
3/31/98       $10,000         $10,000        $10,000
10/31/98        9,614          10,062          9,569
10/31/99       10,223          12,645         11,151
10/31/00       10,462          13,415         11,767
10/31/01       10,297          10,075         10,371
10/31/02        8,892           8,552          9,332
*Annualized

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
   The S&P 500(R) Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
   The Russell(R) Value Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 5

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
LARGE CAP VALUE FUND (CONTINUED)

Following the dramatic rise in the market following the events of September 11th, we began restructuring the Fund. We reduced our exposure to brokerage and technology stocks, believing them to be the most vulnerable to a market downturn in 2002. As offsets, we increased our exposure in health care, telecommunications and utilities. Although our thought process was on target, we underestimated the viciousness of this bear market, and in the end were not able to protect our shareholders from the 2002 market declines.

What happened? First, we underestimated the impact the collapse of Enron and WorldCom would have on the market. We mistakenly believed our overweight in telecommunications, specifically the Regional Bell Operating Companies (RBOCs), was a safe haven due to their competitive market positioning, strong cash flow generation and solid balance sheets. We also hoped compelling dividend yields would protect the stocks from serious decline. During the course of the fiscal year, our investments in SBC, BellSouth, and Verizon, as well as our small investment in Sprint-FON Group, declined approximately 25%, costing the Fund approximately 100 basis points in performance to its benchmark. The utility sector proved to be anything but safe during the fiscal year as the collapse of Enron infected most of the sector. Although all of our investments were primarily in distribution and transmission businesses, our investments in Reliant Energy and CMS Energy were negatively impacted by the implosion of Enron and the energy trading sector as well as the ensuing government investigations. Reliant's stock plunged on fears that its publicly traded energy trading subsidiary, Reliant Resources, would suffer a similar fate to Enron. CMS Energy admitted to misleading investors about revenue generation from its energy trading business and had to restate earnings. Both stocks plunged over 60% during the course of the fiscal year, costing the Fund approximately 150 basis points to the benchmark.

Second, we underestimated the investor disillusionment with the pharmaceutical sector. Although we were well aware of the pipeline weaknesses within the group, the sector was already trading at a significant discount to the market and prices appeared to fully reflect investor concerns. We were surprised by the admission that Bristol-Myers Squibb had stuffed its channel with inventory to show revenue gains in 2001. Without a blockbuster drug on the horizon for the company, it had no choice but to acknowledge its actions and reduce earnings estimates for 2002 while it worked off its bloated inventory levels. Schering-Plough suffered further setbacks during the year as issues with the FDA kept production of its new post-Claritin drug, Clarinex, on the sidelines. The stable growing pharmaceuticals collapsed under the weight of negative news and sentiment, halving the stock prices of both Bristol and Schering-Plough during the fiscal year. In the end, the overweight in the sector cost the Fund nearly 200 basis points to its benchmark.

Offsetting these declines, the Fund posted positive gains from ConAgra and Sara Lee, both companies posting positive results after several years of restructuring. The Fund's banking sector performed very well, rising nearly 14% during the fiscal year on strength in most of its holdings: AmSouth, Bank of America,


6 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
LARGE CAP VALUE FUND (CONTINUED)

Huntington, Wachovia and US Bancorp. Our holding in Bear Stearns bucked the trend within the brokerage group, rising nearly 20% on stronger earnings from its large fixed-income business. Countrywide Credit surged nearly 50% before we sold our holding on strong mortgage demand. And in technology, the Fund's holdings in Apple Computer and Compaq Computer (acquired by Hewlett-Packard) improved overall results. Only our ill-timed investment in telecom equipment OEM Solectron hurt investment performance vis-a-vis the Russell 1000 Value Index.

INVESTMENT IDEAS
We see a number of compelling values in the current market that we believe will generate strong positive returns into fiscal 2003.

MCDONALD'S (SERVICES)
McDonald's, the world's largest restaurant chain, has been under pressure for some time on multiple fears, ranging from E. coli outbreaks to slowing growth and pricing competition. McDonald's is expected to earn $1.40 per share in 2002 and $1.58 in 2003 for a p/e multiple of less than 12 times earnings. The company has a strong balance sheet and is producing nearly $1 billion in free cash flow. Furthermore, the stock is trading near the book value of its property, plant and equipment.

CENDANT (SERVICES)
Cendant is a global service provider with strong branding such as Century 21, Coldwell Banker, Days Inn, Ramada Inn, Avis Car Rental, and Galileo and Cheap Tickets travel services. The company is successfully integrating new businesses from acquisitions and strengthening its balance sheet through debt reduction. The company expects to earn $1.27 in 2002, putting its p/e multiple at less than eight times earnings. Analyst estimates for 2003 remain reasonable at $1.58 per share, offering investors greater than 20% profit growth.

APPLE COMPUTER (TECHNOLOGY)
Apple Computer continues to be the technology innovation leader within the computer industry. The company has been redefining itself with the introduction of its OS X operating system followed by dramatic new hardware and software products such as iBook, eMac and iPhoto. Apple Computer has a market cap of $5.6 billion with $4.3 billion in cash and little debt. We remain convinced Apple's leading innovation will improve market share, currently at 5%, providing investors significant growth opportunities ahead.

SCHERING-PLOUGH AND BRISTOL-MYERS SQUIBB (HEALTHCARE)
Schering-Plough and Bristol-Myers Squibb have both suffered significant setbacks during 2002. These two pharmaceutical giants are true value stocks in today's environment. Although earnings for 2003 will be difficult for both companies, earnings estimates for 2004 put p/e multiples at less than 15 times earnings, both

                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 7

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
LARGE CAP VALUE FUND (CONCLUDED)

have very strong balance sheets, produce considerable cash flow and pay dividends yielding in excess of 3%. Both Schering and Bristol have had important new drugs approved in recent weeks. Schering's important new anti-cholesterol drug, Zetia, could generate up to $2 billion in sales, which will be split between Schering and co-developer Merck. Bristol-Myers recently announced FDA approval of Ability to treat schizophrenia. This new drug also has blockbuster status, potentially generating $1 billion in new sales.

MARKET OUTLOOK
The market environment has been brutal for all managers. We are convinced our structure, which overweights high quality, non-cyclical growth companies trading at value prices, is the best intermediate and long-term strategy. As we head into fiscal 2003, we believe the Fund is well positioned to leverage significantly cheaper valuations among companies with long-term proven growth track records in an improving economy and stock market.


8 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
SMALL CAP VALUE FUND

The JohnsonFamily Small Cap Value Fund's return for the 12 months ending October 31, 2002, was (10.09)% underperforming the Russell 2000(R) Value Index return of (2.53)% and outperforming the Russell 2000(R) Index return of (11.57)%. It was a negative year across the board for all equity styles, with small cap performing relatively better than large cap and value performing relatively better than growth.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOW:
-------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
For the periods ended October 31, 2002
  One Year   3 Year    Since Inception*
  -------------------------------------
   -10.09%    7.83%        1.02%
 RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

             JohnsonFamily     S&P           Russell
             Large Cap Value   500           1000
             Fund              Index         Value Index
3/31/98       $10,000         $10,000        $10,000
10/31/98        8,220           7,908          8,151
10/31/99        8,357           8,860          8,209
10/31/00        9,297          11,099          9,630
10/31/01       11,653          10,385         10,472
10/31/02       10,477           9,992         10,207

*Annualized

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
   The S&P SmallCap 600 Index is a capitalization-weighted index of 600 domestic stocks that measures the performance of companies with a small market capitalization. The S&P SmallCap 600 Index fluctuates due to changes in the aggregate market value of these stocks.
   The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 9

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
SMALL CAP VALUE FUND (CONTINUED)

PERFORMANCE ANALYSIS
The Fund's underperformance resulted from its overweight position in some of the faster growing sectors of the market, a corresponding underweight position in the more stable sectors, and from what we believe to be market overreactions to short-term setbacks and unwillingness to hold companies with slight operating and/or financial issues. Beginning with the first quarter of the new fiscal year and into the second and third quarters, the Fund began to reduce exposure to sectors that held up better during the recession of 2001, such as real estate investment trusts, utilities and banking. The Fund also reduced its position in industrial and consumer durables that had performed well in anticipation of a quick recovery and become too expensive. The Fund began to funnel the proceeds into companies perceived as better values that were depressed and would benefit from an economic recovery. These companies were in sectors that included technology, services and healthcare. With the economic recovery taking longer than expected and the risk adversity of the market continuing, the stable parts of the markets proved more defensive and held up relatively better than the faster growth sectors; hence the Fund underperformed its value benchmark.

In February 2002 we began to sell our stable positions that had performed well and were trading closer to fair value. We sold Coachmen Industries, up over 60% fiscal year-to-date, and BancorpSouth, up over 20%. In April we began to lower our weighting in the real estate investment trusts sector. The stocks had performed better than our expectations however, we were concerned about the rise of negative earnings revisions as occupancy rates fell. Lower occupancy rates tend to follow a weak economy. We sold Camden Property Trust and Weingarten Realty, which both returned over 40% in less than one year.

The proceeds from these sales were invested in companies we felt had a better risk/reward ratio. While our timing may have been premature, we continue to like their prospects and still own them. The companies we bought or added to the Fund include Tesoro Petroleum, Bio-Technology General, Jakks Pacific and Paxson Communication.

TESORO PETROLEUM (ENERGY)
Tesoro, an independent refiner and marketer of petroleum products, is operating in a very tough environment. The company is being squeezed on both sides of the equation. Costs rose due to higher oil prices and refined product prices fell due to the soft economy. In the meantime, the company leveraged up its balance sheet to acquire the refinery assets of one of its competitors. We believe the sell-off of Tesoro is overdone. With growth in industry capacity subdued, Tesoro owns some very valuable assets. The company is also looking at selling non-core assets to strengthen its balance sheet.

BIO-TECHNOLOGY GENERAL (HEALTHCARE)
Bio-Technology General is engaged in the research, development, manufacture and marketing of biopharmaceutical products. The company is one of few self-financing biotech companies. They have nine revenue-generating drugs and the pipeline is full of potential new drugs. Bio-Technology General has a market cap of $233 million, with over $100 million in net cash on its balance sheet.

10 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
SMALL CAP VALUE FUND (CONTINUED)

JAKKS PACIFIC (SERVICES)
Jakks Pacific is the third largest toy company in the U.S. behind Mattel and Hasbro. The company has a market cap of $350 million with over $100 million in cash and no debt on the balance sheet. The company trades under 10.0x earnings and has a significant amount of free cash flow. They have been using this cash to make small bolt-on acquisitions.

PAXSON COMMUNICATIONS (SERVICES)
Paxson Communications owns and operates the PAX TV network, the 7th largest television network. Earnings have been depressed due to the tough advertising environment and low rated programs shown on the network. The real value behind Paxson is the broadcast stations that the company owns. They own a station in almost all of the top 50 markets, which gives them incredible reach. Currently, the market is severely undervaluing these assets in the marketplace.

INVESTMENT IDEAS
Chaotic market conditions have provided the Fund with a number of intriguing investment opportunities.

VERITY (TECHNOLOGY)
Verity makes search and retrieval software that accesses information stored in a variety of formats and locations. Companies use this software in their corporate Intranets, making this a very high growth market of which Verity has over a 40% market share. They have a market cap of $450 million with no debt and $200 million in cash on the balance sheet. Free cash flow has been strong and is being used to make accretive acquisitions of struggling competitors and to repurchase stock.

PAPA JOHN'S INTERNATIONAL (SERVICES)
Papa John's International operates and franchises pizza delivery and carry-out restaurants under the trademark "Papa John's." The company operates over 2,700 locations. Papa John's operates in a very tough competitive pricing environment. The company has decided not to participate in the pricing wars but to focus on efficiencies and product quality. The company has also limited its expansion plan and is closing unprofitable locations. These factors are lifting margins and generating tremendous amounts of free cash flow which is being used to reduce debt and repurchase stock. The company repurchased almost 7% of the shares outstanding in the most recent quarter. Valuation is cheap at only 11.0x earnings and 6.5x cash flow.

APRIA HEALTHCARE GROUP (HEALTHCARE)
Apria Healthcare Group provides home healthcare services (nursing, clinical services, pharmacy services, patient monitoring, claims processing) through approximately 360 branch locations that serve patients in all 50 states. Apria has leading market share in respiratory therapy and home medical equipment, both fast growing, high margin areas of the specialty home care market. Strong margins give the company solid free cash flow that is being used to consolidate this fragmented industry. Given the growth prospects, the company is undervalued at only 12.0x earnings and 5.0x cash flow.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 11

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
SMALL CAP VALUE FUND (CONCLUDED)

COMPUTER NETWORK TECHNOLOGIES (TECHNOLOGY)
Computer Network Technologies provides end-to-end storage solutions, including hardware and software products, related consulting and integration services, and managed services in the storage networking market. The company is a leading provider of cost-effective remote backup and archiving for critical business data. Backing-up data and other critical business information at a remote site is becoming a high priority for Chief Information Officers everywhere. Computer Network Technologies has a market cap of $210 million with $203 million in cash and $125 million of very low cost convertible debt on the balance sheet. Insiders are buying and the company is repurchasing stock.

SYBRON DENTAL SPECIALTIES (HEALTHCARE)
Sybron Dental Specialties manufactures consumable products for the dental and orthodontic markets. Over 95% of their products are consumable items. These consumable items are very high margin (gross margins in excess of 50%). This allows them to generate a significant amount of cash flow, which is being used to reduce leverage. The company is undervalued at only 12.0x earnings and 7.5x cash flow.

MARKET OUTLOOK
The outlook for the Fund and the small cap value market looks appealing at this point in time. We feel the economy should begin to show some improvement in the new fiscal year. Interest rates are at record lows. Consumers continue to spend and confidence should improve with the overall economy. As the economy improves, we expect businesses will begin to increase employment and expand their capital budgets. In many sectors of the economy, inventories are at very low levels and a marginal improvement in the economic environment should drive strong production at many firms. We are continuing with our strategy of buying undervalued companies with strong balance sheets and positive free cash flow. Strong balance sheets allow companies more flexibility and can act as a cushion in tough economic environments. Free cash flow gives companies options in determining ways to increase shareholder wealth.

12 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
INTERNATIONAL VALUE FUND

For the 12 months ending October 31, 2002, the JohnsonFamily International Value Fund returned (5.05)%. The benchmark Morgan Stanley Capital International World ex-USA Index returned (12.99)% during the same period, and the Morgan Stanley Capital International World ex-USA Value Index returned (14.60)%.

Global share prices were extremely volatile throughout the year. Investor confidence deteriorated as the strength of the global economic recovery appeared to be on shaky ground, and investors struggled with the unprecedented uncertainties following the events of September 11th. Growing revelations of U.S. accounting scandals, the political situations in the Middle East and the Indian subcontinent, uncertainties surrounding elections in Europe and Latin America, port closures on the West Coast, and disappointing corporate earnings announcements all weighed on sentiment. Traditionally defensive areas of the market, such as health care and utilities, were beaten down nearly as much as the more cyclical areas, such as technology and industrials. As world stock markets plummeted, banks and financials came under enormous pressure. Investment banking revenues dried up, and the alarming increase in the number of bankruptcies has left banks saddled with non-performing loans. As share prices continued to fall and corporate debt defaults mounted, insurance companies, particularly in Europe, got into trouble as a result of their exposure to these markets and the realization that previous actuarial assumptions were overly optimistic. The underperformance of banks and financials largely explains why growth indices have outperformed value indices.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOW:

AVERAGE ANNUAL TOTAL RETURN
For the periods ended October 31, 2002
  One Year   3 Year    Since Inception*
  -------------------------------------
    -5.05%   -5.99%        -2.79%
 RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

             JohnsonFamily     Morgan Stanley         Morgan Stanley
             International     Capital International  Capital International
             Value Fund        World ex USA Index     World ex USA Value Index
3/31/98      $10,000               $10,000                  $10,000
10/31/98       8,969                 9,053                    9,240
10/31/99      10,570                11,413                   11,573
10/31/00      11,326                11,438                   11,334
10/31/01       9,250                 9,379                    8,508
10/31/02       8,783                 8,205                    7,583

*Annualized

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
   The Morgan Stanley Capital International (MSCI) World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. The Index excludes the US. MSCI uses a target of 85% of free float-adjusted market representation within each country, as a guideline in constructing the index.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
   Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve investment risks including currency, liquidity, political, economic and market risks.

                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 13

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
INTERNATIONAL VALUE FUND (CONTINUED)

PERFORMANCE ANALYSIS
Our patient and disciplined approach to investing, focusing on companies with stable earnings, strong balance sheets and attractive valuations, has enabled the JohnsonFamily International Value Fund to significantly outperform both its peer group and its benchmark in a difficult market environment. The Fund is well diversified across countries and sectors, with roughly 60% of assets in Europe and the UK, 30% in Asia, and the rest in smaller markets. Earlier this year we made the contrarian decision to overweight Japanese equities. Expectations for the Japanese market were excessively pessimistic, in our opinion, and most managers both in Japan and overseas were significantly underweighted. This represented an opportunity for us to pick up shares of quality companies trading at very low multiples due to the negative sentiment about the market in general. There finally seemed to be some genuine efforts on the part of Japanese authorities to implement meaningful structural reforms, which could create some enthusiasm for Japanese equities. As the global economy began to recover, Japanese exports, industrial production, confidence, and even consumer spending easily exceeded depressed expectations, and the Japanese stock market soared. A recovery in the yen was an added bonus. We have since reduced our exposure to Japan stocks in favor of severely beaten down European issues.

In terms of sector allocation, the Fund's performance benefited from several factors. Until recently, we were heavily underweighted in banks and financials, on the logic that spreads might be squeezed due to the low interest rate environment, and problematic loans were likely to increase because of the weak economy. The Fund was underweighted in both technology and communications because of high valuations, excessive debt levels, and overly optimistic earnings growth expectations for these sectors. On balance, the Fund was overweighted in the following areas: consumer staples, which proved to be one of the bright spots in the market; energy, which performed in line with the market, despite higher oil prices, because of depressed refining margins; and health care, which underperformed due to weakness in the major pharmaceuticals.

Ultimately, however, performance is driven by stock selection. This past year, our attention to valuation has led us to avoid many of the mega-cap issues which had run up excessively during the bubble, and steered us instead toward the more mid-cap area of the market, which performed much better. Some examples include:
Associated British Foods, up 40% over the fiscal year in U.S. dollar terms; Rank Group, the UK-based owner of Hard Rock Cafe, casinos and on-line gaming, up 78%; Vallehermoso, a Spanish real estate company, up 33%. In Japan, Mazda Motors was basically a very cheap turnaround play, up 75% from the beginning of the year until we sold it. Daiwa House Industries, a Japanese home-builder, was a rarity in its sector in that it was financially strong with no debt and decent cash flow. Its share price had nonetheless collapsed along with the rest of the group. We picked it up on the cheap and sold it at a 30% gain when it became fairly valued, which happened to be several weeks later. Of course, we've also had our fair share of stocks which seemed like good ideas at the time, but whose fundamentals subsequently deteriorated. Fortunately, we've managed to avoid the major blow-ups.


14 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
INTERNATIONAL VALUE FUND (CONTINUED)

PORTFOLIO STRUCTURE
We are beginning to see some very good value in sectors where the Fund had been underweighted. In September 2002 we began to increase our exposure to technology and communications issues, and are currently slightly overweighted in both those sectors. We have also increased our exposure to banking and reduced our weighting in consumer staples. As a result, the Fund is currently fairly neutral to its benchmark in terms of sector weights. By region, we have reduced our exposure to Japan and may continue to do so, depending on developments with reform initiatives and the financial system. We have moved from an underweight to a small overweight in continental Europe. There are a number of attractive issues which appear oversold in this region. The Fund is significantly overweighted in Asia Pacific, at the expense of the UK. China's emergence as an industrial powerhouse already has other Asian manufacturers very concerned. In order to leverage China's strong economic growth and growing private sector, we will boost our exposure to that area through the Hong Kong market.

INVESTMENT IDEAS
As previously noted, the Fund's performance will ultimately be driven by stock selection rather than sector rotation. Below is a sampling of some of the stocks we currently own and continue to like going forward.

NOKIA OYJ (FINLAND, TECHNOLOGY)
Nokia is the market leader in the development and manufacture of mobile phones. In the mobile phone market, Nokia had a 37% market share in 2001, and they expect to exceed that in 2002, as they transition to new color screen and camera phones. In spite of the softening in industry-wide mobile phone sales, Nokia continues to generate solid financial results, as expenses have been reduced to better match the revenue stream. Nokia continues to generate solid free cash flow, and they have an estimated $7.8 billion in cash currently on the balance sheet. Nokia has a total debt-to-capitalization ratio of under 10%. Nokia's management team is well seasoned and should be able to successfully lead the Company through the current transition period. Nokia remains an attractive option within the volatile European technology sector.

FOMENTO DE CONSTRUCCIONES Y CONTRATAS, S.A. (FCC) (SPAIN, CAPITAL GOODS)
FCC is a leading Spanish construction company with widely diversified operations. Nearly 45% of production is in sectors other than construction, including solid waste collection and disposal, street-cleaning, water supply, and maintenance of drinking and waste water treatment plants. FCC has three large shareholders, including Vivendi Environnement, which controls approximately 25% of the common shares. FCC hopes to expand its international sales as they develop their partnership with Vivendi Environnement, which has a presence in more than 100 countries. In its home country of Spain, FCC will benefit from the EUR 114 billion infrastructure spending plan targeted for 2000-2007. While the current weak economic environment has proven challenging for organic growth, FCC has maintained its financial flexibility and continues to generate free cash flow; in addition, the stock currently offers a 2.4% dividend yield.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 15

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
INTERNATIONAL VALUE FUND (CONTINUED)

ROYAL DUTCH PETROLEUM (NETHERLANDS, ENERGY)
Royal Dutch Petroleum owns 60% of the Royal Dutch/Shell Group of companies. The companies of the Royal Dutch/Shell Group are engaged in the business of exploration and production, gas and power, oil products and chemicals, and renewables. Royal Dutch has expanded its asset base a good deal through acquisitions, as evidenced by recent purchases of Enterprise Oil and Pennzoil-Quaker State. Royal Dutch maintains a solid balance sheet, which allows them to fund acquisitions with relative ease. In addition, Royal Dutch continues to generate solid cash flow, which has allowed them to repurchase shares. Integrated energy companies have been hurt by the recent economic slowdown, as demand for refined products has been weak. Royal Dutch is working on cost reductions to offset this weakness. Royal Dutch has an annual exploration and production growth target for the 2000-2005 period of 3%. Royal Dutch currently offers an attractive 3.9% dividend yield, and has maintained a consistent record of dividend payments, which add an element of stability during difficult economic times.

BNP PARIBAS (FRANCE, BANKING)
BNP Paribas was created in 2000 through the merger of two French banks with roots that trace back to the late 1800s, BNP and Paribas. BNP Paribas has not been immune to the weak economic environment in Europe and the U.S., as higher U.S. provisions for bad loans and equity investment writedowns offset a recovery in investment banking and continued growth in the retail group in France. BNP Paribas has held up relatively well versus the European peer group due to its emphasis on retail banking and strong balance sheet. Like its European peers, BNP Paribas will continue to focus on cost cutting, as revenue growth remains soft in the current environment. In addition, BNP Paribas has scrubbed its corporate loan portfolio to reduce sector risk exposure in telecommunications and airlines. BNP offers a current dividend yield of 3.3%, and on a valuation basis remains attractive versus its European peers.

HSBC HOLDINGS PLC (UK, BANKING)
HSBC is a premier global financial institution. Its international network comprises some 7,000 offices in 81 countries and territories in Europe, the Asia-Pacific region, the Americas, the Middle East and Africa. The company boasts of "local knowledge, worldwide" and has the unique ability to transfer costs from its developed market operations, especially in the UK and the U.S., into low-cost emerging markets such as India, China and Malaysia by transferring processing to these centers. HSBC also merits a premium rating because of its strong capital position. HSBC is primarily a deposit-taker with a relatively predictable earnings stream. The company stands to benefit from a weakening U.S. dollar, and pays a 4.9% dividend.

CANON, INC. (JAPAN, TECHNOLOGY)
Canon is a leading global producer of office equipment and cameras. In a difficult environment for technology companies, Canon is on track for its third straight year of record profits. Its focus on core businesses has helped keep profitability much higher than the industry average and also kept market shares high. Canon has excellent R&D capability, and continually develops and patents new technologies. Canon's products are a combination of sophisticated optical, chemical and networking technologies, which make it



16 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2002
INTERNATIONAL VALUE FUND (CONCLUDED)

difficult for companies in the rest of Asia to enter its market. Canon's superior technology, high market share, and economies of scale enable it to develop rapidly upgraded products that repel rivals. Consumables such as high-margin toner cartridges on the back of Canon's 60% share of the laser printer market provide a steady flow of cash. Canon has a very strong balance sheet and trades at undemanding multiples.

CHINA MOBILE (HONG KONG) LTD. (HONG KONG, COMMUNICATIONS)
China Mobile is the world's largest mobile phone company by users, with 70% market share in the world's largest and fastest-growing wireless market. Its current share price is near an all-time low valuation. Management was able to effectively maintain subscriber and revenue growth without impairing profitability during a very competitive period. China Mobile has U.S. $4.4 billion in cash, is free cash flow positive, has good margins and little debt. China Mobile is a defensive play that has been driven down with the rest of the global industry. It provides a solid financial position, growth prospects, the potential for rising dividends, and relatively lower competitive market pressures.

CHINA PETROLEUM AND CHEMICAL CORP (SINOPEC) (HONG KONG, ENERGY)
Sinopec is China's leading integrated energy and petrochemical company, dominating the eastern and coastal areas, which account for 74% of China's total petroleum demand. Its businesses include oil and gas exploration and production; crude oil processing; oil products trading, transportation, distribution and marketing. It has proven reserves of 3.2 billion barrels of oil, 3.5 trillion cubic feet of gas, and owns more than 28,200 gas stations. Profitability from downstream refining and chemical operations should continue to improve from the bottom in the first quarter. Sinopec is on track to meet production, cost-cutting, and capital expenditure targets. It is the dominant player in China, with time to consolidate its control of the most lucrative markets by the time the mainland is fully opened to foreign competition. The company's valuation is very attractive, and it pays a 6.2% dividend.

MARKET OUTLOOK
The investment environment will remain volatile in the short term. Corporate leaders have found it difficult to give meaningful guidance for future revenue and earnings growth. Uncertainties about the economy, the Middle East, problem debts and accounting irregularities persist. However, international markets have been plummeting for three years running, and appear to be oversold. There are a wide variety of stocks in every sector which have collapsed despite solid fundamentals and good longer term prospects, simply because of negative sentiment. Skittish investors have dumped stock indiscriminately. We believe this represents an excellent opportunity to pick up quality on the cheap.

We are currently quite optimistic about equity markets in general, and see good value in most parts of the world. Given our outlook for the U.S. dollar, which we believe will weaken due to low U.S. interest rates and the massive current account deficit, international investors may see their returns enhanced by currency gains.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 17

STATEMENT OF NET ASSETS OCTOBER 31, 2002
INTERMEDIATE FIXED INCOME FUND

  Principal
     Amount                                   Value
----------------------------------------------------
              CORPORATE OBLIGATIONS - 49.33%
              AUTOMOTIVE - 4.07%
 $1,500,000   Autozone, Inc.,
              6.000%, 11/01/03           $ 1,537,500
    500,000   DaimlerChrysler,
              7.200%, 09/01/09               535,000
  1,000,000   General Motors Corp.,
              7.200%, 01/15/11               940,000
                                         -----------
                                           3,012,500
                                         -----------
              BANKS - 10.64%
  1,000,000   BankBoston,
              6.500%, 12/19/07             1,095,851
    750,000   Federal Farm
              Credit Bank, MTN,
              6.125%, 01/22/13               812,552
  1,000,000   Fleet National Bank,
              5.750%, 01/15/09             1,028,750
    500,000   Inter-American
              Development Bank,
              7.125%, 03/15/23               523,967
  1,000,000   International Bank
              Reconstruction &
              Development,
              4.000%, 01/10/05             1,041,872
  1,000,000   Key Bank,
              7.375%, 09/15/08             1,155,285
  1,000,000   Key Bank,
              7.300%, 05/01/11             1,141,170
  1,000,000   Southtrust Bank,
              6.125%, 01/09/28             1,081,014
                                         -----------
                                           7,880,461
                                         -----------
              DIVERSIFIED MANUFACTURING - 1.44%
  1,000,000   PPG Industries, Inc.,
              6.750%, 08/15/04             1,066,334
                                         -----------
              ELECTRICAL SERVICES & EQUIPMENT - 1.10%
    750,000   Avnet, Inc.,
              7.875%, 02/15/05               679,744
    150,000   Avnet, Inc.,
              6.875%, 03/15/04               138,554
                                         -----------
                                             818,298
                                         -----------
              FINANCIAL - 16.07%
  1,000,000   Citigroup, Inc.,
              5.750%, 05/10/06             1,071,228
    500,000   Donaldson, Lufkin
              & Jenrette,
              6.500%, 04/01/08               531,250


  Principal
     Amount                                   Value
----------------------------------------------------
              FINANCIAL - (CONTINUED)
 $2,000,000   Ford Motor Credit Co.,
              6.700%, 07/16/04           $ 1,958,436
    500,000   Ford Motor Credit Co.,
              6.625%, 06/30/03               501,875
    500,000   General Motors
              Acceptance Corp.,
              6.750%, 01/15/06               495,311
  2,000,000   General Motors
              Acceptance Corp., MTN,
              6.750%, 11/03/03             2,029,014
    500,000   Goldman Sachs Group, Inc.,
              6.875%, 01/15/11               550,132
  1,000,000   Household Finance,
              6.000%, 05/01/04               942,500
  1,000,000   Intl Lease Finance Corp.,
              MTN, Series M,
              5.800%, 08/15/07             1,009,898
    500,000   Merrill Lynch & Co.,
              6.000%, 02/17/09               523,125
    500,000   Private Export Funding,
              Series B,
              6.490%, 07/15/07               570,625
    500,000   Salomon Smith Barney
              Holdings,
              6.500%, 02/15/08               549,375
  1,000,000   Takefuji Corp.(B),
              9.200%, 04/15/11             1,173,144
                                         -----------
                                          11,905,913
                                         -----------
              GAS/NATURAL GAS - 2.43%
    225,000   Dominion Resources, Inc.,
              6.875%, 10/15/26               244,125
    500,000   Duke Capital Corp.,
              7.500%, 10/01/09               489,383
  1,000,000   National Fuel Gas Co.,
              MTN, Series D,
              6.820%, 08/01/04             1,065,000
                                         -----------
                                           1,798,508
                                         -----------
              INSURANCE - 3.92%
  1,000,000   Aon Corp.,
              6.300%, 01/15/04             1,005,000
  1,000,000   Lincoln National Corp.,
              9.125%, 10/01/24             1,112,500
    900,000   Loews Corp.,
              3.125%, 09/15/07               785,250
                                         -----------
                                           2,902,750
                                         -----------


18 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2002
INTERMEDIATE FIXED INCOME FUND (CONTINUED)


  Principal
     Amount                                   Value
----------------------------------------------------
              RETAIL - 0.68%
 $  500,000   Sears Roebuck Acceptance,
              MTN, Series 3,
              6.930%, 11/15/02           $   500,231
                                         -----------
              TECHNOLOGY - 3.09%
  1,000,000   Computer Associates, Inc.,
              Series B,
              6.500%, 04/15/08               890,000
  1,500,000   Computer Associates, Inc.,
              Series B,
              6.375%, 04/15/05             1,395,000
                                         -----------
                                           2,285,000
                                         -----------
              TELEPHONES & TELECOMMUNICATIONS - 5.89%
    500,000   AT&T Corp.,
              8.125%, 01/15/22               449,375
  1,000,000   AT&T Corp.,
              6.000%, 03/15/09               955,000
    500,000   AT&T Corp.,
              5.625%, 03/15/04               497,500
  1,000,000   TCI Communications, Inc.,
              6.375%, 05/01/03               995,930
  1,300,000   US Cellular Corp.,
              7.250%, 08/15/07             1,295,125
  1,000,000   WorldCom, Inc.(A),
              7.550%, 04/01/04               172,500
                                         -----------
                                           4,365,430
                                         -----------
              TOTAL CORPORATE OBLIGATIONS
              (cost $36,729,258)          36,535,425
                                         -----------
              COLLATERALIZED MORTGAGE
              OBLIGATIONS - 5.71%
    507,000   Federal Home Loan Mortgage
              Association, CMO,
              Series 2466, Class VB,
              6.500%, 07/15/13               537,645
    125,983   Federal Home Loan Mortgage
              Corporation, CMO,
              Series 2089, Class YA,
              6.250%, 10/15/28               126,494
  1,463,888   Federal Home Loan Mortgage
              Corporation, CMO,
              Series 2435, Class ND,
              6.000%, 12/15/12             1,476,182
  1,038,482   Federal Home Loan Mortgage
              Corporation, CMO,
              Series 2467, Class GS,
              6.000%, 07/15/17             1,050,752



  Principal
     Amount                                   Value
----------------------------------------------------
              COLLATERALIZED MORTGAGE
              OBLIGATIONS - (CONTINUED)
 $1,000,000   Federal National Mortgage
              Association, CMO,
              Series 1998-17, Class TE,
              6.250%, 09/18/26           $ 1,041,217
                                         -----------
              TOTAL COLLATERALIZED
              MORTGAGE OBLIGATIONS
              (cost $4,182,462)            4,232,290
                                         -----------
              U.S. GOVERNMENT AGENCY
              OBLIGATIONS - 38.86%
  2,000,000   Federal Farm Credit Bank,
              MTN,
              5.240%, 10/01/08             2,158,460
  1,000,000   Federal Home Loan Bank,
              Series 8D08,
              5.250%, 11/14/08             1,080,794
  1,000,000   Federal Home Loan Bank,
              Series GJ08,
              5.890%, 06/30/08             1,117,280
  1,000,000   Federal Home Loan Bank,
              Series IR09,
              6.500%, 08/14/09             1,151,316
    750,000   Federal Home Loan Bank,
              Series NV09,
              6.500%, 11/13/09               862,950
  3,000,000   Federal Home Loan Bank,
              Series TV06,
              4.875%, 11/15/06             3,217,965
  2,000,000   Federal Home Loan Bank,
              Series XW08,
              5.750%, 05/15/08             2,217,648
  1,000,000   Federal Home Loan Mortgage
              Corporation,
              6.375%, 08/01/11             1,090,414
  1,000,000   Federal Home Loan Mortgage
              Corporation,
              6.250%, 03/05/12             1,090,302
  2,000,000   Federal Home Loan Mortgage
              Corporation,
              5.125%, 10/15/08             2,160,780
  2,000,000   Federal Home Loan Mortgage
              Corporation,
              5.125%, 07/15/12             2,090,420


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 19

STATEMENT OF NET ASSETS OCTOBER 31, 2002
INTERMEDIATE FIXED INCOME FUND (CONCLUDED)

  Principal
     Amount                                   Value
----------------------------------------------------
              U.S. GOVERNMENT AGENCY
              OBLIGATIONS - (CONTINUED)
 $  500,000   Federal National Mortgage
              Association,
              7.400%, 05/04/07            $  542,349
  1,000,000   Federal National Mortgage
              Association,
              6.400%, 05/14/09             1,053,750
  1,000,000   Federal National Mortgage
              Association,
              6.375%, 01/12/11             1,043,397
  1,000,000   Federal National Mortgage
              Association,
              6.250%, 02/17/11             1,048,033
  3,000,000   Federal National Mortgage
              Association,
              6.000%, 01/18/12             3,189,963
  1,000,000   Federal National Mortgage
              Association,
              5.920%, 06/26/08             1,025,079
  1,000,000   Federal National Mortgage
              Association, MTN,
              7.000%, 09/30/09             1,077,724
  1,000,000   Federal National Mortgage
              Association, MTN,
              6.420%, 03/09/09             1,051,390
    500,000   Federal National Mortgage
              Association, MTN,
              6.290%, 04/23/08               509,605
                                         -----------
              TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATIONS
              (cost $27,582,398)          28,779,619
                                         -----------
              MORTGAGE PASS-THROUGH
              OBLIGATIONS - 0.96%
    500,000   CS First Boston Mortgage
              Securities Corporation, CMO,
              Series 2001-5, Class 1A3,
              7.000%, 08/28/24               505,725
      3,660   GE Capital Mortgage Services,
              CMO, Series 1999-11, Class A7,
              6.500%, 07/25/29                 3,651
    202,849   PNC Mortgage Securities,
              CMO, Series 1999-5, Class 2A6,
              6.750%, 07/25/29               204,169
                                         -----------
              TOTAL MORTGAGE PASS-THROUGH
              OBLIGATIONS
              (cost $716,894)                713,545
                                         -----------



     Number
  of Shares                                   Value
----------------------------------------------------
              SHORT-TERM INVESTMENTS - 5.26%
    892,439   SSGA Money Market Fund     $   892,439
  3,001,613   SSGA U.S. Government
              Money Market Fund            3,001,613
                                         -----------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $3,894,052)            3,894,052
                                         -----------
              TOTAL INVESTMENTS - 100.12%
              (cost $73,105,064)          74,154,931
                                         -----------
              OTHER ASSETS AND LIABILITIES:
              Investment Advisory Fees
               Payable                       (27,954)
              Administration and Fund
              Accounting Fees Payable         (8,183)
              Distribution Fees Payable       (7,829)
              Other Assets and
               Liabilities, net              (42,720)
                                         -----------
              Other Assets,
              less Liabilities - (0.12)%     (86,686)
                                         -----------
              NET ASSETS:
              Portfolio Shares (unlimited
              authorization--no par value)
              based on 7,420,689
              outstanding shares of
              beneficial interest         73,904,790
              Undistributed net
              investment income                4,672
              Accumulated net realized
              loss on investments           (891,084)
              Net unrealized appreciation
              on investments               1,049,867
                                         -----------
              NET ASSETS - 100.00%       $74,068,245
                                         ===========
              NET ASSETS VALUE, OFFERING
              AND REDEMPTION PRICE PER
              SHARE                            $9.98
                                               =====
             (A) SECURITY IN DEFAULT ON INTEREST PAYMENTS.
             (B) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT
                 MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
              CMO  -- COLLATERALIZED MORTGAGE OBLIGATION.
              SSGA -- STATE STREET GLOBAL ADVISERS.
              MTN  -- MEDIUM TERM NOTE.
              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
              STATEMENTS.


20 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2002
LARGE CAP VALUE FUND

     Number
  of Shares                                   Value
----------------------------------------------------
              COMMON STOCK - 94.82%
              AUTOMOTIVE - 2.60%
     73,150   Ford Motor Co.             $   618,849
     18,875   General Motors Corp.           627,594
                                         -----------
                                           1,246,443
                                         -----------
              BANKS - 13.97%
     30,400   Associated Banc-Corp.        1,020,224
     15,500   Bank of America Corp.        1,081,900
     23,425   Citigroup, Inc.                865,554
     42,029   FleetBoston Financial Corp.    983,058
     30,000   JPMorgan Chase & Co.           622,500
     20,000   Keycorp                        488,600
     16,475   Union Planters Corp.           465,584
     34,000   Wachovia Corp.               1,182,860
                                         -----------
                                           6,710,280
                                         -----------
              CHEMICALS - 1.44%
     26,600   Dow Chemical Co.               691,334
                                         -----------
              CONSUMER STAPLES - 6.22%
     45,650   Conagra Foods, Inc.          1,107,012
     47,550   Sara Lee Corp.               1,085,567
     71,800   Tyson Foods, Inc., Class A     794,826
                                         -----------
                                           2,987,405
                                         -----------
              DIVERSIFIED MANUFACTURING - 3.95%
      3,000   Black & Decker Corp.           140,280
     32,150   Honeywell International,
              Inc.                           769,671
     24,075   Textron, Inc.                  987,075
                                         -----------
                                           1,897,026
                                         -----------
              ELECTRICAL SERVICES - 4.77%
     42,050   Centerpoint Energy, Inc.       297,714
     19,100   Emerson Electric Co.           920,238
     31,200   FirstEnergy Corp.            1,012,440
     33,160   Reliant Resources, Inc.*        62,341
                                         -----------
                                           2,292,733
                                         -----------
              ENERGY - 9.09%
     15,950   ChevronTexaco Corp.          1,078,698
     16,050   ConocoPhillips                 778,425
     38,275   Marathon Oil Corp.             799,948
     30,900   Occidental Petroleum Corp.     881,577
     30,000   Unocal Corp.                   829,200
                                         -----------
                                           4,367,848
                                         -----------


     Number
  of Shares                                   Value
----------------------------------------------------
              ENTERTAINMENT - 3.15%
    126,500   Liberty Media Corp.,
              Class A*                   $ 1,046,155
     64,550   Park Place Entertainment
              Corp.*                         467,987
                                         -----------
                                           1,514,142
                                         -----------
              FINANCIAL - 2.83%
     13,625   Bear Stearns Cos., Inc.        831,806
     13,525   Morgan Stanley                 526,393
                                         -----------
                                           1,358,199
                                         -----------
              HEALTH CARE - 8.96%
     17,550   Biogen, Inc.*                  643,910
     48,300   Bristol-Myers Squibb Co.     1,188,663
     28,625   Merck & Co., Inc.            1,552,620
     43,075   Schering-Plough Corp.          919,651
                                         -----------
                                           4,304,844
                                         -----------
              INSURANCE - 5.64%
     31,800   Allmerica Financial Corp.*     270,618
     23,375   Allstate Corp.                 929,857
      5,500   MGIC Investment Corp.          230,780
     22,675   Nationwide Financial
              Services                       628,098
     22,175   Prudential Financial, Inc.*    647,510
                                         -----------
                                           2,706,863
                                         -----------
              PRINTING & PUBLISHING - 1.22%
     29,225   RR Donnelley & Sons            585,961
                                         -----------
              REAL ESTATE INVESTMENT TRUSTS - 2.30%
     45,400   Duke Realty Corp.            1,103,220
                                         -----------
              RETAIL - 5.70%
     36,375   Albertson's, Inc.              811,526
     19,600   Federated Department Stores*   601,720
     39,350   McDonald's Corp.               712,628
     61,050   Toys R Us, Inc.*               609,890
                                         -----------
                                           2,735,764
                                         -----------
              HOUSEHOLD PRODUCTS - 1.25%
     52,025   Cendant Corp.*                 598,287
                                         -----------
              TECHNOLOGY - 7.67%
     45,900   Apple Computer, Inc.*          737,613
     58,350   Check Point Software*          804,646
     16,775   Microsoft Corp.*               896,959
    122,050   Oracle Corp.*                1,243,690
                                         -----------
                                           3,682,908
                                         -----------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 21

STATEMENT OF NET ASSETS OCTOBER 31, 2002
LARGE CAP VALUE FUND (CONCLUDED)

     Number
  of Shares                                   Value
----------------------------------------------------
              TELEPHONES & TELECOMMUNICATIONS - 11.54%
     60,000   AT&T Corp.                  $  782,400
     38,000   BellSouth Corp.                993,700
     38,375   SBC Communications, Inc.       984,703
     60,000   Sprint Corp.-FON Group         745,200
     89,650   Tellabs, Inc.*                 688,512
     35,625   Verizon Communications, Inc. 1,345,200
                                         -----------
                                           5,539,715
                                         -----------
              UTILITIES - 2.52%
     34,850   Alliant Energy Corp.           558,297
     22,825   Pinnacle West Capital          650,513
                                         -----------
                                           1,208,810
                                         -----------
              TOTAL COMMON STOCK
              (cost $57,038,317)          45,531,782
                                         -----------
              RIGHTS - 0.0%
      5,060   Liberty Media Corp.*                --
                                         -----------
              TOTAL RIGHTS
              (cost $0)                           --
                                         -----------
              SHORT-TERM INVESTMENTS - 4.88%
    895,492   SSGA Money Market Fund         895,492
  1,449,570   SSGA U.S. Government
              Money Market Fund            1,449,570
                                         -----------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $2,345,062)            2,345,062
                                         -----------
              TOTAL INVESTMENTS - 99.70%
              (cost $59,383,379)          47,876,844
                                         -----------
              OTHER ASSETS AND LIABILITIES:
              Investment Advisory Fees
              Payable                        (29,251)
              Administration and Fund
              Accounting Fees Payable         (8,183)
              Distribution Fees Payable       (9,762)
              Other Assets and Liabilities,
              net                            192,580
                                         -----------
              Other Assets,
              less Liabilities - 0.30%       145,384
                                         -----------


              NET ASSETS:
              Portfolio Shares (unlimited
              authorization -- no par value)
              based on 6,848,777
              outstanding shares of
              beneficial interest       $ 59,698,719
              Undistributed net
              investment income               99,864
              Accumulated net realized
              loss on investments           (269,820)
              Net unrealized depreciation
              on investments             (11,506,535)
                                        ------------
              NET ASSETS - 100.00%      $ 48,022,228
                                        ============
              NET ASSETS VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE       $7.01
                                               =====
              * NON-INCOME PRODUCING SECURITY.
              SSGA -- STATE STREET GLOBAL ADVISERS.
              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


22 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2002
SMALL CAP VALUE FUND


     Number
  of Shares                                   Value
----------------------------------------------------
              COMMON STOCK - 97.03%
              AGRICULTURE - 2.70%
     63,950   Bunge Ltd.                 $ 1,623,051
                                         -----------
              BANKS - 11.27%
     30,445   Associated Banc-Corp.        1,021,734
     91,200   Colonial Bancgroup, Inc.     1,090,752
     38,050   MAF Bancorp, Inc.            1,236,245
     53,098   Pacific Capital Bancorp      1,424,619
     53,000   Riggs National Corp.           840,050
     36,000   Webster Financial Corp.      1,166,760
                                         -----------
                                           6,780,160
                                         -----------
              BASIC - CHEMICALS - 0.86%
     32,000   Olin Corp.                     520,320
                                         -----------
              BASIC - METAL - 3.03%
     36,350   Mueller Industries, Inc.*      972,363
    121,745   Ryerson Tull, Inc.             852,215
                                         -----------
                                           1,824,578
                                         -----------
              PAPER & PAPER PRODUCTS - 1.40%
     24,815   Bowater, Inc.                  840,980
                                         -----------
              BROADCASTING, NEWSPAPERS
              & ADVERTISING - 1.42%
    324,127   Paxson Communications
              Corp.*                         852,454
                                         -----------
              CONSUMER DURABLE - 2.41%
    165,195   National RV Holdings, Inc.*    931,700
     78,450   Visteon Corp.                  516,985
                                         -----------
                                           1,448,685
                                         -----------
              CONSUMER STAPLES - 5.28%
    175,250   DIMON, Inc.                  1,076,035
     33,000   The Robert Mondavi
              Corp., Class A*              1,089,000
    121,750   Topps Co.*                   1,010,525
                                         -----------
                                           3,175,560
                                         -----------
              ENTERTAINMENT - 1.05%
     80,000   World Wrestling
              Entertainment, Inc.*           633,600
                                         -----------
              FINANCIAL SERVICES - 1.69%
     56,135   W. P. Stewart & Co. Ltd      1,018,289
                                         -----------


     Number
  of Shares                                   Value
----------------------------------------------------
              HEALTH CARE - 8.87%
     80,625   Alpharma, Inc., Class A    $   764,325
     50,350   Apria Healthcare Group,
              Inc.*                        1,228,036
     17,700   Arrow International, Inc.      622,332
    201,950   Bio-Technology General
              Corp.*                         640,182
     76,955   Sybron Dental Specialties,
              Inc.*                        1,112,000
    225,370   Theragenics Corp.*             973,598
                                         -----------
                                           5,340,473
                                         -----------
              INDUSTRIAL - 4.44%
     28,970   Genlyte Group, Inc.*         1,082,029
    103,950   Intertape Polymer Group,
              Inc.*                          512,474
     87,795   Myers Industries, Inc.       1,079,879
                                         -----------
                                           2,674,382
                                         -----------
              INSURANCE - 3.98%
     39,845   Allmerica Financial Corp.*     339,081
     32,000   AmerUs Group Co.               918,400
     29,319   Delphi Financial Group,
              Class A                      1,136,111
                                         -----------
                                           2,393,592
                                         -----------
              LEISURE & RECREATIONAL PRODUCTS - 3.51%
     88,385   Callaway Golf Co.            1,081,833
     77,760   Jakks Pacific, Inc.*         1,029,542
                                         -----------
                                           2,111,375
                                         -----------
              MACHINERY - 5.80%
    118,555   Columbus Mckinnon Corp.*       576,177
    118,505   JLG Industries, Inc.           942,115
     40,285   Lincoln Electric Holdings,
              Inc.                           948,309
     39,900   Lufkin Industries, Inc.      1,023,834
                                         -----------
                                           3,490,435
                                         -----------
              PETROLEUM REFINING - 3.31%
     37,100   Cimarex Energy Co.*            589,890
    108,700   Tesoro Petroleum Corp.*        354,362
     37,250   Tidewater, Inc.              1,049,333
                                         -----------
                                           1,993,585
                                         -----------
              PROFESSIONAL SPORTS - 1.22%
    153,845   Championship Auto Racing
              Teams, Inc.*                   732,302
                                         -----------
              REAL ESTATE INVESTMENT TRUSTS - 6.92%
     45,000   Arden Realty, Inc.             963,000
     38,000   Healthcare Realty Trust,
              Inc.                         1,176,480
     34,300   Home Properties of NY, Inc.  1,087,310
     54,000   New Plan Excel Realty Trust    935,820
                                         -----------
                                           4,162,610
                                         -----------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 23

STATEMENT OF NET ASSETS OCTOBER 31, 2002
SMALL CAP VALUE FUND (CONCLUDED)


     Number
  of Shares                                   Value
----------------------------------------------------
              RETAIL - 7.24%
     30,300   Brown Shoe Co., Inc.       $   586,305
    194,815   Goodys Family Clothing,
              Inc.*                          864,979
     42,900   Papa John's International,
              Inc.*                        1,116,687
     76,400   Russell Corp.                1,187,256
     80,000   Tommy Hilfiger Corp.*          604,000
                                         -----------
                                           4,359,227
                                         -----------
              SEMI-CONDUCTOR - 2.95%
     44,500   Actel Corp.*                   720,455
     48,075   ESS Technology*                262,009
     33,230   Varian Semiconductor
              Equipment, Inc.*               791,538
                                         -----------
                                           1,774,002
                                         -----------
              SERVICES - 0.82%
     61,000   Prime Hospitality Corp.*       492,880
                                         -----------
              STEEL & STEEL WORKS - 1.23%
     58,000   Maverick Tube Corp.*           739,500
                                         -----------
              TECHNOLOGY - 8.38%
     24,795   Activision, Inc.*              508,297
     54,335   Check Point Software*          749,280
    136,428   Computer Network
              Technology Corp.*              832,211
     58,950   DSP Group, Inc.*               843,044
     45,185   InFocus*                       264,784
     48,100   NCO Group, Inc.*               660,413
    131,250   Verity, Inc.*                1,183,875
                                         -----------
                                           5,041,904
                                         -----------
              TRANSPORTATION - 1.67%
     43,300   Alexander & Baldwin, Inc.    1,006,768
                                         -----------
              UTILITIES - 5.58%
     57,750   Alliant Energy Corp.           925,155
     27,200   NSTAR                        1,141,040
     57,400   Southwest Gas Corp.          1,290,352
                                         -----------
                                           3,356,547
                                         -----------
              TOTAL COMMON STOCK
              (cost $66,645,962)          58,387,259
                                         -----------


     Number
  of Shares                                   Value
----------------------------------------------------
              SHORT-TERM INVESTMENTS - 3.06%
    766,658   SSGA Money Market Fund     $   766,658
  1,074,994   SSGA U.S. Government
              Money Market Fund            1,074,994
                                         -----------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $1,841,652)            1,841,652
                                         -----------
              TOTAL INVESTMENTS - 100.09%
              (cost $68,487,614)          60,228,911
                                         -----------
              OTHER ASSETS AND LIABILITIES:
              Investment Advisory Fees
              Payable                        (37,176)
              Administration and Fund
              Accounting Fees Payable         (8,183)
              Distribution Fees Payable      (11,997)
              Other Assets and
              Liabilities, net                 5,039
                                         -----------
              Other Assets,
              less Liabilities - (0.09)%     (52,317)
                                         -----------
              NET ASSETS:
              Portfolio Shares (unlimited
              authorization-- no par value)
              based on 6,591,754
              outstanding shares of
              beneficial interest         68,450,826
              Undistributed net
              investment income              319,364
              Accumulated net realized
              loss on investments           (334,893)
              Net unrealized depreciation
              on investments              (8,258,703)
                                         -----------
              NET ASSETS - 100.00%       $60,176,594
                                         ===========
              NET ASSETS VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE       $9.13
                                               =====
              * NON-INCOME PRODUCING SECURITY.
              SSGA -- STATE STREET GLOBAL ADVISERS.
              THE  ACCOMPANYING  NOTES  ARE AN  INTEGRAL  PART  OF THE FINANCIAL
              STATEMENTS.


24 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2002
INTERNATIONAL VALUE FUND

     Number
  of Shares                                   Value
----------------------------------------------------
              FOREIGN COMMON STOCK - 94.02%
              AUSTRALIA - 3.34%
     55,000   CSR Ltd.                   $   167,887
     12,200   National Australia Bank Ltd.   232,719
     10,000   Rio Tinto Ltd.                 177,323
     78,000   Santos Ltd.                    270,563
     70,000   Telstra Corp. Ltd.             184,926
     26,200   Westpac Banking Corp. Ltd.     206,482
                                         -----------
                                           1,239,900
                                         -----------
              AUSTRIA - 0.73%
      2,800   OMV                            271,461
                                         -----------
              BELGIUM - 1.79%
      6,600   Almanij                        222,877
      1,000   Electrabel                     232,423
     11,500   Fortis                         210,231
                                         -----------
                                             665,531
                                         -----------
              CANADA - 4.13%
     10,300   Alcan, Inc. Ltd.               288,505
      8,500   BCE, Inc.                      146,599
      7,400   Canadian Imperial Bank
              of Commerce                    183,168
     18,000   Domtar, Inc.                   169,019
     45,000   Hudson's Bay                   206,963
     22,200   Husky Energy, Inc.             225,900
     13,700   Quebecor, Inc., Class A*       144,395
      9,000   Toronto-Dominion Bank          168,732
                                         -----------
                                           1,533,281
                                         -----------
              DENMARK - 1.03%
     14,000   Danske Bank A/S                222,927
      7,400   TDC A/S                        159,740
                                         -----------
                                             382,667
                                         -----------
              FINLAND - 4.68%
     26,000   M-real Oyj, B Shares           191,821
     38,500   Nokia Oyj                      653,870
     14,700   Orion-Yhtymae Oyj, B Shares    288,965
     26,000   Sampo Oyj                      177,402
     18,000   Stora Enso Oyj                 187,167
     17,000   Tietoenator Oyj                241,752
                                         -----------
                                           1,740,977
                                         -----------


     Number
  of Shares                                   Value
----------------------------------------------------
              FRANCE - 5.66%
     13,000   BNP Paribas                $   518,303
     13,000   Cie De Saint-Gobain            282,325
      4,500   Peugeot SA                     190,910
      7,000   Renault  SA                    329,275
      7,100   Societe Assurances
              Generales de France            246,019
      4,200   Societe Generale, Class A      212,746
      2,337   TotalFinaElf SA                321,923
      2,700   TotalFinaElf SA Strip VVPR*         27
                                         -----------
                                           2,101,528
                                         -----------
              GERMANY - 3.79%
      7,500   Bayer AG                       142,306
     10,700   Deutsche Telekom AG            122,174
      7,800   Fresenius Medical Care AG      246,020
      3,700   Gehe AG                        141,618
      5,000   Merck KGaA                     109,428
      5,200   Siemens AG                     246,098
     13,000   Suedzucker AG                  176,373
      6,000   Volkswagen AG                  226,204
                                         -----------
                                           1,410,221
                                         -----------
              GREECE - 1.55%
     14,555   Hellenic Telecommunications
              Organization SA                163,741
     11,000   National Bank of Greece SA     160,349
     54,000   Vodafone-Panafon SA            250,269
                                         -----------
                                             574,359
                                         -----------
              HONG KONG - 5.48%
    142,000   Asia Satellite
              Telecommunications
              Holdings Ltd.                  167,500
    150,000   Cheung Kong Infrastructure
              Holdings Ltd.                  263,482
     75,000   China Mobile Ltd.*             184,149
  1,200,000   China Petroleum and
              Chemical Corp., Class H        186,168
    100,000   Citic Pacific Ltd.             211,555
     46,400   CLP Holdings Ltd.              187,994
    225,000   Hang Lung Group Ltd.           203,381
     48,000   Hong Kong Electric Holdings    195,092
     24,800   HSBC Holdings PLC*             270,277
     39,500   Swire Pacific Ltd., Class A    166,115
                                         -----------
                                           2,035,713
                                         -----------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 25

STATEMENT OF NET ASSETS OCTOBER 31, 2002
INTERNATIONAL VALUE FUND (CONTINUED)

     Number
  of Shares                                   Value
----------------------------------------------------
              IRELAND - 0.79%
     15,000   Allied Irish Banks PLC     $   210,191
      6,000   Allied Irish Banks
              PLC - Dublin                    84,374
                                         -----------
                                             294,565
                                         -----------
              ITALY - 0.94%
     56,600   Parmalat Finanziaria SPA       158,064
     24,200   Telecom Italia SPA             192,201
                                         -----------
                                             350,265
                                         -----------
              JAPAN - 20.23%
     13,000   Aderans Co. Ltd.               282,793
     11,000   C&S Co. Ltd.                   161,260
      8,000   Canon, Inc.                    295,160
     14,000   Denso Corp.                    223,182
     48,000   Fuji Heavy Industries Ltd.     147,319
      6,000   Fuji Photo Film Co. Ltd.       165,538
     28,000   Hitachi Chemical Co. Ltd.      204,783
     50,000   Hitachi Ltd.                   195,494
      8,000   Honda Motor Co. Ltd.           286,671
         30   Japan Tobacco, Inc.            192,719
     40,000   JGC Corp.                      223,002
     75,000   Kubota Corp.                   189,168
      3,500   Kyocera Corp.                  206,269
     20,000   Kyushu Electric Power          272,304
     18,000   Maruichi Steel Tube Ltd.       208,342
         25   Millea Holdings, Inc.*         186,719
         15   Mitsubishi Tokyo Financial
              Group, Inc.                     97,829
     22,000   Nippon Electric Glass Co.
              Ltd.                           247,637
     21,000   Nippon Meat Packers, Inc.      176,557
         95   Nippon Telegraph &
              Telephone Corp.                348,176
     18,000   Nissin Food Products Co.
              Ltd.                           357,767
     25,000   Nomura Holdings, Inc.          287,732
         50   NTT Data Corp.                 151,008
     12,000   Ricoh Co. Ltd.                 214,513
     10,000   Sankyo Co. Ltd.                248,959
     54,000   Sanyo Electric Co. Ltd.        145,017
     57,000   Sumitomo Chemical Co. Ltd.     170,753
     28,000   Sumitomo Mitsui Banking Corp.  115,876
      7,000   Takeda Chemical
              Industries Ltd.                290,833
      4,500   Takefuji Corp.                 188,801



     Number
  of Shares                                   Value
----------------------------------------------------
              JAPAN - (CONTINUED)
      8,400   Tokyo Electric Power Co.   $   155,302
     15,000   Toppan Forms Co. Ltd.          165,293
     10,000   Toyota Motor Corp.             243,245
         55   West Japan Railway Co.         178,230
     12,000   Yamanouchi Pharmaceutical
              Co. Ltd.                       293,854
                                         -----------
                                           7,518,105
                                         -----------
              LUXEMBOURG - 0.49%
     16,900   Arcelor*                       182,591
                                         -----------
              MALAYSIA - 0.72%
    110,000   Highlands & Lowlands BHD        85,684
     50,000   Kuala Lumpur Kepong BHD         84,211
     45,000   Malayan Banking BHD             97,697
                                         -----------
                                             267,592
                                         -----------
              MEXICO - 0.83%
    187,000   Carso Global Telecom SA*       199,324
     26,780   Cemex SA                       108,455
                                         -----------
                                             307,779
                                         -----------
              NETHERLANDS - 6.75%
     21,400   ABN Amro Holding NV            314,284
     12,000   Aegon NV                       162,687
     11,000   CSM                            219,718
      4,500   DSM NV                         190,286
      8,700   Hunter Douglas NV              213,667
     17,850   ING Groep NV                   298,562
     18,000   Koninklijke Vendex KBB NV      170,054
     25,000   OCE NV                         248,813
     12,700   Royal Dutch Petroleum Co.      549,355
      8,700   TPG NV                         140,951
                                         -----------
                                           2,508,377
                                         -----------
              NORWAY - 1.48%
     57,000   DnB Holding ASA                262,903
      8,600   Norske Skogindustrier A.S.     113,331
     11,000   Orkla ASA                      174,542
                                         -----------
                                             550,776
                                         -----------
              PORTUGAL - 0.52%
     32,000   Portugal Telecom SGPS SA       193,307
                                         -----------
              SINGAPORE - 1.12%
     26,000   DBS Group Holdings Ltd.        182,590
     53,500   Fraser & Neave Ltd.            233,307
                                         -----------
                                             415,897
                                         -----------



26 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2002
INTERNATIONAL VALUE FUND (CONTINUED)


     Number
  of Shares                                   Value
----------------------------------------------------
              SPAIN - 4.13%
      3,800   Banco Popular Espanol      $   162,718
     23,200   Endesa SA                      239,629
     11,000   FCC SA                         226,689
     18,000   Iberdrola SA                   213,905
     24,000   Repsol YPF SA                  271,421
     21,762   Telefonica SA*                 206,458
     26,000   Vallehermoso SA                213,707
                                         -----------
                                           1,534,527
                                         -----------
              SWEDEN - 1.69%
     15,000   Foreningssparbanken            165,350
     11,000   Sandvik                        261,722
     23,000   Skandinaviska Enskilda
              Banken SEB, Class A            199,565
                                         -----------
                                             626,637
                                         -----------
              SWITZERLAND - 2.00%
      7,000   Novartis AG                    266,969
     10,500   STMicroelectronics NV          208,483
        600   Sulzer AG*                      73,364
      2,800   Swiss Reinsurance              194,418
                                         -----------
                                             743,234
                                         -----------
              UNITED KINGDOM - 20.15%
     17,000   Abbey National PLC             175,537
     25,000   Alliance & Leicester PLC       332,456
     11,880   Anglo American PLC             155,365
     28,000   Associated British Foods
              PLC                            254,951
      6,000   AstraZeneca PLC                223,880
     18,125   AWG PLC*                       110,023
     55,400   BAE Systems PLC                161,429
     51,800   Barclays PLC                   358,202
    128,000   BP PLC                         821,050
     40,000   Cadbury Schweppes PLC          260,333
     15,874   GlaxoSmithKline PLC            302,985
     46,000   HBOS PLC                       509,167
     17,000   HSBC Holdings PLC              189,367
     36,900   Kelda Group PLC                218,220
     69,090   Kingfisher PLC                 241,584
     78,120   Legal & General Group PLC      135,663
    146,000   Old Mutual PLC                 181,592
    134,000   Pilkington PLC                 121,593
     22,000   Provident Financial PLC        235,598
     26,000   Prudential PLC                 185,894



     Number
  of Shares                                   Value
----------------------------------------------------
              UNITED KINGDOM - (CONTINUED)
     50,000   Rank Group PLC              $  231,546
     16,300   Royal Bank of Scotland
              Group PLC                      383,540
     60,000   Safeway PLC                    208,391
     23,000   Scottish & Newcastle PLC       178,118
     60,800   Shell Transport &
              Trading Co. PLC                390,712
     22,000   United Utilities PLC           203,416
    275,000   Vodafone Group PLC             442,069
     32,000   Whitbread PLC                  273,600
                                         -----------
                                           7,486,281
                                         -----------
              TOTAL FOREIGN COMMON STOCK
              (cost $40,806,784)          34,935,571
                                         -----------
              FOREIGN PREFERRED STOCK - 1.23%
              BRAZIL - 1.23%
  4,000,000   Banco Itau SA                  177,362
      4,900   Companhia Vale do Rio Doce,
              Class A                        125,637
     12,600   Petroleo Brasileiro SA         153,726
                                         -----------
                                             456,725
                                         -----------
              TOTAL FOREIGN PREFERRED STOCK
              (cost $642,540)                456,725
                                         -----------
              SHORT-TERM INVESTMENTS - 4.40%
    904,885   SSGA Money Market Fund         904,885
    730,933   SSGA U.S. Government
              Money Market Fund              730,933
                                         -----------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $1,635,818)            1,635,818
                                         -----------
              TOTAL INVESTMENTS - 99.65%
              (cost $43,085,142)          37,028,114
                                         -----------
              OTHER ASSETS AND LIABILITIES:
              Investment Advisory Fees
              Payable                        (27,725)
              Administration and Fund
              Accounting Fees Payable         (8,183)
              Distribution Fees Payable       (7,676)
              Other Assets and
              Liabilities, net               175,102
                                         -----------
              Other Assets,
              less Liabilities - 0.35%       131,518
                                         -----------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 27

STATEMENT OF NET ASSETS OCTOBER 31, 2002
INTERNATIONAL VALUE FUND (CONTINUED)


                                             Value
-------------------------------------------------------
              NET ASSETS:
              Portfolio Shares (unlimited
              authorization -- no par
              value) based on 4,593,203
              outstanding shares of
              beneficial interest        $45,107,999
              Undistributed net investment
              income                         281,587
              Accumulated net realized
              loss on investments         (2,175,780)
              Net unrealized depreciation
              on investments              (6,057,028)
              Net unrealized appreciation
              on forward foreign currency
              contracts, foreign
              currencies and translation
              of other assets and
              liabilities denominated in
              foreign currencies               2,854
                                         -----------
              NET ASSETS - 100.00%       $37,159,632
                                         ===========
              NET ASSETS VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE       $8.09
                                               =====
              * NON-INCOME PRODUCING SECURITY.
              PLC -- PUBLIC LIMITED COMPANY.
              LTD. -- LIMITED.
              SSGA -- STATE STREET GLOBAL ADVISERS.
              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


28 JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2002
INTERNATIONAL VALUE FUND (CONCLUDED)




As of October 31, 2002, the International Value Fund's sector diversification was as follows:
INDUSTRY/SECTOR
                                               % OF
                                      VALUE  NET ASSETS
                                      -----  ----------
Banks                             $6,227,581     16.76%
Telephones & Telecommunications    3,614,502      9.73%
Petroleum Refining                 3,308,580      8.90%
Food, Beverage & Tobacco           3,122,499      8.40%
Medical Products and Services      2,164,552      5.83%
Electrical Services                1,837,160      4.95%
Automotive                         1,646,805      4.43%
Insurance                          1,591,554      4.28%
Building                           1,384,098      3.73%
Financial                          1,112,410      2.99%
Retail                             1,053,461      2.83%
Basic-Metals                       1,012,126      2.72%
Diversified Operations               928,677      2.50%
Office Automation & Equipment        758,486      2.04%
Basic-Chemicals                      708,129      1.91%
Electronic Components                662,389      1.78%
Basic-Paper                          661,339      1.78%
Machinery                            450,890      1.22%
Real Estate                          417,088      1.12%
Computer Services                    392,760      1.06%
Transportation                       319,182      0.86%
Printing & Publishing                309,687      0.83%
Beauty Products                      282,793      0.76%
Entertainment                        248,959      0.67%
Commercial Services                  223,002      0.60%
Agricultural Operations              169,895      0.46%
Photo Equipment & Supplies           165,538      0.45%
Aerospace/Defense                    161,429      0.43%
                                 -----------    -------
Total Foreign Stock               34,935,571     94.02%
Foreign Preferred Stock              456,725      1.23%
Short-Term Investments             1,635,818      4.40%
                                 -----------    -------
Total Investments                 37,028,114     99.65%
Other Assets & Liabilities           131,518      0.35%
                                 -----------    -------
Total Net Assets                 $37,159,632    100.00%
                                 ===========    =======


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 29

                       THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2002


                                                  INTERMEDIATE        LARGE CAP        SMALL CAP     INTERNATIONAL
                                                FIXED INCOME FUND    VALUE FUND       VALUE FUND       VALUE FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                           $4,156,495          $ 49,882         $ 56,515          $ 30,341
Dividends (net of withholding taxes of $0, $0,
$0, and $ 137,963, respectively)                       21,965         1,357,877        1,296,832         1,014,324
                                                   ----------       -----------      -----------        ----------
   TOTAL INVESTMENT INCOME                          4,178,460         1,407,759        1,353,347         1,044,665
                                                   ----------       -----------      -----------        ----------

EXPENSES:
Investment advisory fees                              338,511           396,404          514,088           344,574
Administration and fund accounting fees               105,502           105,502          105,502           105,502
Distribution fees                                      94,144           132,134          171,363            95,715
Federal and state registration fees                    21,317            20,807           22,058            21,820
Transfer agent fees and expenses                       21,722            19,498           28,032            17,977
Legal fees                                             14,740            14,740           14,660            14,741
Directors' fees and expenses                            8,606             8,605            8,605             8,604
Custody fees                                            9,890             9,679           16,356            44,599
Pricing fees                                            9,955             1,068            1,068             8,059
Audit fees                                              9,239             9,239            9,239             9,245
Printing fees                                           3,926             4,525            5,338             5,392
Amortization of organizational costs                    5,840             5,840            5,840             5,840
Insurance fees                                          9,414             9,415            9,417             9,416
Miscellaneous                                           1,800             2,087            3,041             2,394
                                                   ----------       -----------      -----------        ----------
   TOTAL EXPENSES                                     654,606           739,543          914,607           693,878
Less:
Waiver of investment advisory fees                    (15,365)               --               --                --
                                                   ----------       -----------      -----------        ----------
   TOTAL NET EXPENSES                                 639,241           739,543          914,607           693,878
                                                   ----------       -----------      -----------        ----------
NET INVESTMENT INCOME                               3,539,219           668,216          438,740           350,787
                                                   ----------       -----------      -----------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments               299,034          (172,174)        (106,305)       (1,812,495)
Net realized loss on foreign currency transactions         --                --               --           (68,929)
Net change in unrealized depreciation
   on investments                                  (1,750,623)       (8,354,201)      (9,397,775)         (802,270)
Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currency                                        --                --               --             2,568
                                                   ----------       -----------      -----------        ----------

NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS                           (1,451,589)       (8,526,375)      (9,504,080)       (2,681,126)
                                                   ----------       -----------      -----------        ----------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                 $2,087,630       $(7,858,159)     $(9,065,340)      $(2,330,339)
                                                   ==========       ===========      ===========        ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 31

STATEMENTS OF CHANGES IN NET ASSETS


                                                    INTERMEDIATE                             LARGE CAP
                                                  FIXED INCOME FUND                         VALUE FUND
                                        -----------------------------------   ------------------------------------
                                            FISCAL YEAR       FISCAL YEAR        FISCAL YEAR         FISCAL YEAR
                                               ENDED             ENDED              ENDED                ENDED
                                         OCTOBER 31, 2002  OCTOBER 31, 2001   OCTOBER 31, 2002     OCTOBER 31, 2001
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                      $ 3,539,219        $ 3,771,061       $   668,216          $   392,090
Net realized gain (loss)
   on investments                              299,034            822,320          (172,174)             741,709
Net realized loss on foreign
   currency transactions                            --                 --                --                   --
Net change in unrealized appreciation
   (depreciation) on investments            (1,750,623)         4,232,757        (8,354,201)          (2,222,943)
Net change in unrealized
   appreciation on translation of
   assets and liabilities in foreign
   currency                                         --                 --                --                   --
                                           -----------        -----------       -----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 2,087,630          8,826,138        (7,858,159)          (1,089,144)
                                           -----------        -----------       -----------          -----------
DISTRIBUTIONS PAID FROM:
Net investment income                       (3,539,245)        (3,782,641)         (588,637)            (423,847)
Net realized gains                                  --                --           (794,814)          (3,121,045)
                                           -----------        -----------       -----------          -----------
TOTAL DISTRIBUTIONS                         (3,539,245)        (3,782,641)       (1,383,451)          (3,544,892)
                                           -----------        -----------       -----------          -----------
CAPITAL STOCK TRANSACTIONS 1:
Shares sold                                 15,378,891         19,917,961        14,824,187           16,171,794
Proceeds from reinvestment of
   distributions                             1,879,787          1,905,901         1,129,125            2,009,391
Redemption fees 2                                   --                 --                --                   --
Shares redeemed                            (17,423,186)        (9,527,742)       (6,918,675)          (6,897,621)
                                           -----------        -----------       -----------          -----------
Net Increase (Decrease) from Share
   Transactions                               (164,508)        12,296,120         9,034,637           11,283,564
                                           -----------        -----------       -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS     (1,616,123)        17,339,617          (206,973)           6,649,528
                                           -----------        -----------       -----------          -----------
NET ASSETS:
Beginning of year                           75,684,368         58,344,751        48,229,201           41,579,673
                                           -----------        -----------       -----------          ----------
End of year                                $74,068,245        $75,684,368       $48,022,228          $48,229,201
                                           ===========        ===========       ===========          ===========
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR   $     4,672        $     2,175       $    99,864          $    18,257
                                           ===========        ===========       ===========          ===========

1 SEE NOTE 3 OF NOTES TO THE FINANCIAL STATEMENTS.
2 SEE NOTE 6 OF NOTES TO THE FINANCIAL STATEMENTS.
  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


32 JOHNSONFAMILY FUNDS ANNUAL REPORT

                                                          SMALL CAP                                      INTERNATIONAL
                                                         VALUE FUND                                       VALUE FUND
                                        ---------------------------------------------    ------------------------------------------
                                           FISCAL YEAR                FISCAL YEAR           FISCAL YEAR               FISCAL YEAR
                                              ENDED                      ENDED                 ENDED                     ENDED
                                        OCTOBER 31, 2002           OCTOBER 31, 2001      OCTOBER 31, 2002           OCTOBER 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                      $    438,740                $   488,621           $   350,787               $   229,508
Net realized gain (loss)
   on investments                              (106,305)                 6,483,388            (1,812,495)                 (363,285)
Net realized loss on foreign
   currency transactions                             --                        --                (68,929)                  (80,809)
Net change in unrealized appreciation
   (depreciation) on investments             (9,397,775)                 1,861,969              (802,270)               (6,290,728)
Net change in unrealized
   appreciation on translation of
   assets and liabilities in foreign
   currency                                          --                       --                   2,568                    36,329
                                           ------------                -----------           -----------               -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (9,065,340)                 8,833,978            (2,330,339)               (6,468,985)
                                           ------------                -----------           -----------               -----------
DISTRIBUTIONS PAID FROM:
Net investment income                          (529,019)                  (223,230)             (153,614)                 (206,843)
Net realized gains                           (6,628,980)                  (281,344)                   --                (1,416,137)
                                           ------------                -----------           -----------               -----------
TOTAL DISTRIBUTIONS                          (7,157,999)                  (504,574)             (153,614)               (1,622,980)
                                           ------------                -----------           -----------               -----------
CAPITAL STOCK TRANSACTIONS 1:
Shares sold                                  41,528,265                 27,636,272            16,896,265                19,477,909
Proceeds from reinvestment of
   distributions                              6,745,252                    276,813                94,241                   810,833
Redemption fees 2                                 1,473                         --                 1,079                        --
Shares redeemed                             (25,751,711)               (16,680,648)           (8,813,160)               (9,478,144)
                                           ------------                -----------           -----------               -----------
Net Increase (Decrease) from Share
   Transactions                              22,523,279                 11,232,437             8,178,425                10,810,598
                                           ------------                -----------           -----------               -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       6,299,940                 19,561,841             5,694,472                 2,718,633
                                           ------------                -----------           -----------               -----------
NET ASSETS:
Beginning of year                            53,876,654                 34,314,813            31,465,160                28,746,527
                                           ------------                -----------           -----------               -----------
End of year                                $ 60,176,594                $53,876,654           $37,159,632               $31,465,160
                                           ============                ===========           ===========               ===========
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR   $    319,364                $   407,965           $   281,587               $   150,820
                                           ============                ===========           ===========               ===========


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 33

FINANCIAL HIGHLIGHTS


                                                                            INTERMEDIATE
                                                                          FIXED INCOME FUND
                                                 ---------------------------------------------------------------------------
                                                  FISCAL YEAR    FISCAL YEAR    FISCAL YEAR   FISCAL YEAR     PERIOD ENDED
                                                     ENDED         ENDED           ENDED        ENDED            ENDED
                                                 OCT. 31, 2002  OCT. 31, 2001  OCT. 31, 2000  OCT. 31, 1999  OCT. 31, 1998 1
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.18      $   9.44     $   9.50        $  10.27         $  10.00
                                                     --------      --------     --------        --------         --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.47          0.55         0.56            0.54             0.31
Net realized and unrealized gain (loss)
   on investments                                       (0.20)         0.74        (0.06)          (0.77)            0.27
                                                     --------      --------     --------        --------         --------
     TOTAL FROM INVESTMENT OPERATIONS                    0.27          1.29         0.50           (0.23)            0.58
                                                     --------      --------     --------        --------         --------

LESS DISTRIBUTIONS PAID:
From net investment income                              (0.47)        (0.55)       (0.56)          (0.53)           (0.31)
From capital gains                                         --           --            --           (0.01)              --
                                                     --------      --------     --------        --------         --------
     TOTAL DISTRIBUTIONS                                (0.47)        (0.55)       (0.56)          (0.54)           (0.31)
                                                     --------      --------     --------        --------         --------

NET ASSET VALUE, END OF PERIOD                       $   9.98      $  10.18     $   9.44        $   9.50         $  10.27
                                                     ========      ========     ========        ========         ========

TOTAL RETURN 2                                           2.76%        14.08%        5.60%          (2.26)%           5.89%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                     $ 74,068      $ 75,684     $ 58,345        $ 61,624         $ 68,050
Ratio of expenses to average net assets,
   net of waivers 3                                      0.85%         0.85%        0.85%           0.85%            0.85%
Ratio of net investment income to
   average net assets, net of waivers 3                  4.71%         5.64%        6.01%           5.44%            5.32%
Ratio of expenses to average net assets,
   before waivers 3                                      0.87%         0.99%        1.08%           1.07%            1.11%
Ratio of net investment income to
   average net assets, before waivers 3                  4.69%         5.50%        5.78%           5.22%            5.06%
Portfolio turnover rate 2                                  93%          140%          65%             91%              47%


1 COMMENCED  OPERATIONS  ON MARCH 31, 1998
2 NOT  ANNUALIZED -- FOR THE PERIODS LESS THAN A FULL YEAR
3 ANNUALIZED  -- FOR THE PERIODS LESS THAN A FULL YEAR
  AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


34 JOHNSONFAMILY FUNDS ANNUAL REPORT

                                                                                LARGE CAP
                                                                               VALUE FUND
                                               ----------------------------------------------------------------------------
                                                 FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    PERIOD ENDED
                                                    ENDED          ENDED          ENDED          ENDED          ENDED
                                                OCT. 31, 2002  OCT. 31, 2001  OCT. 31, 2000  OCT. 31, 1999  OCT. 31, 1998 1
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   8.34        $    9.23      $  10.06        $   9.59        $  10.00
                                                 --------        ---------      --------        --------        --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.10             0.07          0.08            0.07            0.03
Net realized and unrealized gain (loss)
   on investments                                   (1.20)           (0.19)         0.12            0.54           (0.42)
                                                 --------        ---------      --------        --------        --------
     TOTAL FROM INVESTMENT OPERATIONS               (1.10)           (0.12)         0.20            0.61           (0.39)
                                                 --------        ---------      --------        --------        --------

LESS DISTRIBUTIONS PAID:
From net investment income                          (0.09)           (0.08)        (0.08)          (0.07)          (0.02)
From capital gains                                  (0.14)           (0.69)        (0.95)          (0.07)             --
                                                 --------        ---------      --------        --------        --------
     TOTAL DISTRIBUTIONS                            (0.23)           (0.77)        (1.03)          (0.14)          (0.02)
                                                 --------        ---------      --------        --------        --------

NET ASSET VALUE, END OF PERIOD                   $   7.01        $    8.34      $   9.23        $  10.06        $   9.59
                                                 ========        =========      ========        ========        ========

TOTAL RETURN 2                                     (13.64)%          (1.58)%        2.34%           6.33%          (3.87)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                 $ 48,022        $  48,229      $ 41,580        $ 46,422        $ 40,933
Ratio of expenses to average net assets,
   net of waivers 3                                  1.40%            1.39%         1.41%           1.39%           1.45%
Ratio of net investment income to
   average net assets, net of waivers 3              1.26%            0.83%         0.85%           0.66%           0.55%
Ratio of expenses to average net assets,
   before waivers 3                                  1.40%            1.39%         1.41%           1.39%           1.45%
Ratio of net investment income to
   average net assets, before waivers 3              1.26%            0.83%         0.85%           0.66%           0.55%
Portfolio turnover rate 2                              44%              76%           60%             76%             27%




                                                           SMALL CAP
                                                          VALUE FUND
                                                ----------------------------------------------------------------------------
                                                  FISCAL YEAR   FISCAL YEAR    FISCAL YEAR    FISCAL YEAR      PERIOD ENDED
                                                     ENDED         ENDED          ENDED           ENDED          ENDED
                                                 OCT. 31, 2002  OCT. 31, 2001  OCT. 31, 2000  OCT. 31, 1999  OCT. 31, 1998 1
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.45      $    9.26       $    8.35     $    8.22       $  10.00
                                                    --------      ---------       ---------     ---------       --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.05           0.11            0.05          0.03             --
Net realized and unrealized gain (loss)
   on investments                                      (0.97)          2.22            0.89          0.11          (1.78)
                                                    --------      ---------       ---------     ---------       --------
     TOTAL FROM INVESTMENT OPERATIONS                  (0.92)          2.33            0.94          0.14          (1.78)
                                                    --------      ---------       ---------     ---------       --------

LESS DISTRIBUTIONS PAID:
From net investment income                             (0.09)         (0.06)          (0.03)        (0.01)            --
From capital gains                                     (1.31)         (0.08)             --            --             --
                                                    --------      ---------       ---------     ---------       --------
     TOTAL DISTRIBUTIONS                               (1.40)         (0.14)          (0.03)        (0.01)            --
                                                    --------      ---------       ---------     ---------       --------

NET ASSET VALUE, END OF PERIOD                      $   9.13      $   11.45       $    9.26     $    8.35       $   8.22
                                                    ========      =========       =========     =========       ========

TOTAL RETURN 2                                        (10.09)%        25.35%          11.24%         1.67%        (17.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                    $ 60,177      $  53,877       $  34,315     $  30,062       $ 22,831
Ratio of expenses to average net assets,
   net of waivers 3                                     1.33%          1.41%           1.45%         1.47%          1.50%
Ratio of net investment income to
   average net assets, net of waivers 3                 0.64%          1.09%           0.50%         0.30%          0.03%
Ratio of expenses to average net assets,
   before waivers 3                                     1.33%          1.41%           1.45%         1.47%          1.57%
Ratio of net investment income to
   average net assets, before waivers 3                 0.64%          1.09%           0.50%         0.30%         (0.04)%
Portfolio turnover rate 2                                 78%           107%             75%           83%             3%


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 35

FINANCIAL HIGHLIGHTS


                                                                            INTERNATIONAL
                                                                             VALUE FUND
                                                 ---------------------------------------------------------------------------
                                                   FISCAL YEAR   FISCAL YEAR    FISCAL YEAR   FISCAL YEAR     PERIOD ENDED
                                                      ENDED         ENDED          ENDED          ENDED          ENDED
                                                 OCT. 31, 2002  OCT. 31, 2001  OCT. 31, 2000  OCT. 31, 1999  OCT. 31, 1998 1
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  8.56       $ 11.10         $ 10.47       $  8.97        $ 10.00
                                                      -------       -------         -------       -------        -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.08          0.14            0.08          0.09           0.09
Net realized and unrealized gain (loss)
   on investments and foreign
   currency transactions                                (0.51)        (2.06)           0.67          1.50          (1.12)
                                                      -------       -------         -------       -------        -------
     TOTAL FROM INVESTMENT OPERATIONS                   (0.43)        (1.92)           0.75          1.59          (1.03)
                                                      -------       -------         -------       -------        -------

LESS DISTRIBUTIONS PAID:
From net investment income                              (0.04)        (0.07)          (0.09)        (0.09)            --
From capital gains                                         --         (0.55)          (0.03)           --             --
                                                      -------       -------         -------       -------        -------
     TOTAL DISTRIBUTIONS                                (0.04)        (0.62)          (0.12)        (0.09)            --
                                                      -------       -------         -------       -------        -------

NET ASSET VALUE, END OF PERIOD                        $  8.09       $  8.56         $ 11.10       $ 10.47        $  8.97
                                                      =======       =======         =======       =======        =======

TOTAL RETURN 2                                          (5.05)%      (18.33)%          7.15%        17.85%        (10.30)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                      $37,160       $31,465         $28,747       $25,918        $19,858
Ratio of expenses to average net assets,
   net of waivers 3                                      1.81%         1.85%           1.85%         1.85%          1.85%
Ratio of net investment income to
   average net assets, net of waivers 3                  0.92%         0.73%           0.71%         1.08%          1.85%
Ratio of expenses to average net assets,
   before waivers 3                                      1.81%         1.85%           1.85%         1.86%          1.96%
Ratio of net investment income to
   average net assets, before waivers 3                  0.92%         0.73%           0.71%         1.07%          1.74%
Portfolio turnover rate 2                                  35%           29%             40%           13%             6%


1 COMMENCED  OPERATIONS  ON MARCH 31, 1998
2 NOT ANNUALIZED -- FOR THE PERIODS LESS THAN A FULL YEAR
3 ANNUALIZED  -- FOR THE PERIODS LESS THAN A FULL YEAR
  AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN
  ROUNDED TO $0.
  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


36 JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2002


1. ORGANIZATION

JohnsonFamily Funds, Inc. (the "Company") was organized on January 27, 1998 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 2002, the only series presently authorized are the JohnsonFamily Intermediate Fixed Income Fund, the JohnsonFamily Large Cap Value Fund, the JohnsonFamily Small Cap Value Fund and the JohnsonFamily International Value Fund, individually referred to as a "Fund" and collectively as the "Funds."


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. INVESTMENT VALUATION
Equity securities listed on a recognized U.S. or foreign securities exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Unlisted equity securities for which market quotations are readily available will be valued at the most recent bid price. If events occur after the close of the securities exchange in which foreign securities are traded, and before the close of business of the International Value Fund, that are expected to materially effect the value of those securities, then they are valued at their fair market value taking these events into account. Equity securities listed on a recognized U.S. or foreign securities exchange for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service. Debt instruments maturing within 60 days may be valued at amortized cost which approximates fair value. Securities for which market quotations are not readily available (of which there were none as of October 31, 2002) are valued at their fair value as determined in good faith by JohnsonFamily Funds Fair Value Committee pursuant to guidelines established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATIONS
The books and records of the International Value Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the dates of such transactions.

The International Value Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

The International Value Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

C. FOREIGN CURRENCY EXCHANGE CONTRACTS
The International Value Fund is authorized to enter into foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. At October 31, 2002, the International Value Fund has no such contracts outstanding.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 37

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2002


D. ORGANIZATIONAL COSTS
Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Funds commenced their investment activities. If any of the original shares of the Funds, purchased by the initial shareholder are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

E. DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, if any, will be declared and paid monthly for the Intermediate Fixed Income Fund, quarterly for the Large Cap Value Fund and annually for both the Small Cap Value and International Value Funds. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

F. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Corporate actions for foreign securities are recorded as soon as the information is available to the Funds.

G. EXPENSES
The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory, distribution, and custodian fees. In fiscal 2001, the Funds began allocating administration fees equally among the portfolios. Certain expenses that are not directly attributable to a Fund are typically allocated equally among the Funds.

H. USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

I. IMPLEMENTATION OF NEW ACCOUNTING STANDARDS
The Funds implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on November 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.



38 JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2002


3. CAPITAL STOCK

Transactions in shares of capital stock were as follows:

                                                             FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002
                                                INTERMEDIATE          LARGE CAP        SMALL CAP     INTERNATIONAL
                                            FIXED INCOME FUND        VALUE FUND       VALUE FUND        VALUE FUND
------------------------------------------------------------------------------------------------------------------
Shares sold                                         1,551,760         1,770,970        3,565,388         1,920,406
Shares issued to holders in reinvestment
     of dividends                                     189,948           133,898          611,786            10,673
Shares redeemed                                    (1,757,548)         (841,837)      (2,292,264)       (1,011,629)
                                                  -----------       -----------      -----------       -----------
NET INCREASE (DECREASE)                               (15,840)        1,063,031        1,884,910           919,450
                                                  ===========       ===========      ===========       ===========


                                                             FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001
                                                INTERMEDIATE          LARGE CAP        SMALL CAP     INTERNATIONAL
                                            FIXED INCOME FUND        VALUE FUND       VALUE FUND        VALUE FUND
------------------------------------------------------------------------------------------------------------------
Shares sold                                         2,030,126         1,818,826        2,533,485         1,980,796
Shares issued to holders in reinvestment
     of dividends                                     194,047           232,554           28,262            76,350
Shares redeemed                                      (971,468)         (772,615)      (1,561,063)         (974,215)
                                                  -----------       -----------      -----------       -----------
NET INCREASE                                        1,252,705         1,278,765        1,000,684         1,082,931
                                                  ===========       ===========      ===========       ===========


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the fiscal year ended October 31, 2002, are as follows:

                                                INTERMEDIATE          LARGE CAP        SMALL CAP     INTERNATIONAL
                                            FIXED INCOME FUND        VALUE FUND       VALUE FUND        VALUE FUND
------------------------------------------------------------------------------------------------------------------
Purchases                                         $33,642,989       $28,558,102      $66,908,769       $20,491,221
Sales                                              40,480,890        21,757,262       50,423,997        12,483,661


Purchases and sales of U.S. government securities for the Intermediate Fixed Income Fund for the fiscal year ended October 31, 2002, were $29,083,743 and $19,665,228, respectively.

5. FEDERAL TAX INFORMATION

Each Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders.

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 39

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2002


Accordingly, at October 31, 2002, the following reclassifications were made to the funds:

                                                                          UNDISTRIBUTED            ACCUMULATED
                                                                         NET INVESTMENT             REALIZED
                                                PAID-IN CAPITAL           INCOME/(LOSS)            GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                    $(2,523)                  $2,523                    $--
Large Cap Value Fund                               (2,523)                   2,028                    495
Small Cap Value Fund                               (2,523)                   1,678                    845
International Value Fund                           (2,523)                   2,523                     --

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                               ORDINARY                  LONG-TERM
                                                INCOME                 CAPITAL GAIN                   TOTAL
------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund
                               2002          $3,539,245                        $--                $3,539,245
                               2001           3,782,641                         --                 3,782,641
Large Cap Value Fund
                               2002             589,131                    794,320                 1,383,451
                               2001             803,137                  2,741,755                 3,544,892
Small Cap Value Fund
                               2002           5,434,931                  1,723,068                 7,157,999
                               2001             504,574                         --                   504,574
International Value Fund
                               2002             153,614                         --                   153,614
                               2001             403,134                  1,219,846                 1,622,980

As of October 31, 2002, the components of Distributable Earnings/(Accumulated Losses) for tax purposes were as follows:

                                         UNDISTRIBUTED     CAPITAL      UNREALIZED       OTHER   TOTAL DISTRIBUTABLE
                                           ORDINARY         LOSS       APPRECIATION    TEMPORARY      EARNINGS
                                            INCOME      CARRYFORWARDS (DEPRECIATION)  DIFFERENCES(ACCUMULATED LOSSES)
---------------------------------------------------------------------------------------------------------------------
Intermediate Fixed
     Income Fund                           $271,266    $   (891,083) $   1,049,867    $(266,595)  $      163,455
Large Cap Value Fund                         99,864        (225,568)   (11,550,787)          --      (11,676,491)
Small Cap Value Fund                        319,364        (150,079)    (8,443,517)          --       (8,274,232)
International Value Fund                    295,698      (2,175,780)    (6,068,285)          --       (7,948,367)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

                                                                                               TOTAL CAPITAL
                                             EXPIRES           EXPIRES           EXPIRES      LOSS CARRYOVER
                                              2010              2009              2008           10/31/02
------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund             $       --         $      --         $891,083       $   891,083
Large Cap Value Fund                          225,568                --               --           225,568
Small Cap Value Fund                          150,079                --               --           150,079
International Value Fund                    1,812,495           363,285               --         2,175,780


40 JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2002


For Federal income tax purposes, the cost of securities owned at October 31, 2002, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2002, were as follows:

                                                                                                       NET
                                                                                                   UNREALIZED
                                                FEDERAL         APPRECIATED      DEPRECIATED      APPRECIATION
                                               TAX COST         SECURITIES       SECURITIES      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund               $73,105,064        $2,455,171    $ (1,405,304)      $ 1,049,867
Large Cap Value Fund                          59,427,631         1,617,818     (13,168,605)      (11,550,787)
Small Cap Value Fund                          68,672,428         3,005,967     (11,449,484)       (8,443,517)
International Value Fund                      43,099,253         1,344,076      (7,415,215)       (6,071,139)


6. REDEMPTION FEES

On July 26, 2001, the JohnsonFamily Funds Board of Directors approved the imposition of a 2.00% redemption fee applicable to all shares purchased after September 17, 2001 for the International Value Fund and October 10, 2001 for the Intermediate Fixed Income, Large Cap Value and Small Cap Value Funds, and redeemed by shareholders within 30 days of their purchase date. The redemption fee is intended to limit short-term trading in the Funds. Any proceeds of the fee will be credited to the assets of the Fund in which the shares were redeemed. As of October 31, 2002, there were $1,473 and $1,079 in redemption fees retained for the Small Cap Value and International Value Funds, respectively.


7. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

Johnson Asset Management, Inc. ("JAM") is the investment adviser for the Funds. JAMmanages the Funds' investments and its business operations under the overall supervision of the Funds' Board of Directors. As compensation for JAM's services, the Funds will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 0.45% for the Intermediate Fixed Income Fund, 0.75% for the Large Cap Value Fund and the Small Cap Value Fund and 0.90% for the International Value Fund.

Under the investment advisory agreements, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.50% of the average daily net assets of the Intermediate Fixed Income Fund, or 2.50% of each of the Large Cap Value Fund, Small Cap Value Fund and International Value Fund, the Adviser will reimburse the Funds for the amount of such excess. Additionally, for the year ended October 31, 2002, the Adviser has voluntarily agreed to reimburse the Funds to the extent aggregate annual operating expenses exceed 0.85%, 1.45%, 1.50%, and 1.85% of the average daily net assets of the Intermediate Fixed Income Fund, Large Cap Value Fund, Small Cap Value Fund, and International Value Fund, respectively. For the year ended October 31, 2002, the Adviser reimbursed $15,365 to the Intermediate Fixed Income Fund.

State Street Bank and Trust acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 41

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2002


 8. ADMINISTRATION, SERVICE AND DISTRIBUTION PLAN

SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services) (the "Administrator") serves as the Administrator to the Funds. The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $300,000 or 0.18% of the first $250 million of the Funds' aggregate net assets; 0.12% of the next $250 million of the Funds' aggregate net assets; 0.10% of the Funds' aggregate net assets over $500 million.

SEI Investments Distribution Co. (the "Distributor") serves as the Distributor to the Funds. Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, each Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of each Fund at an annual rate of up to 0.125% (0.25% prior to December
2001) of the Fund's average daily net assets for the Intermediate Fixed Income Fund and 0.25% of the Funds' average daily net assets for the Large Cap Value, Small Cap Value, and International Value Funds.

Forum Shareholder Services LLC serves as the Transfer Agent and dividend disbursing agent to the Funds.

 9. LINE OF CREDIT

The Funds entered into an agreement which enables them to participate in a $7.5 million unsecured committed revolving line of credit with State Street Bank and Trust Company (the "Bank"). Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Bank's overnight federal funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum payable at the end of each calendar quarter, is accrued by each Fund based on its average daily unused portion of the line of credit. For the year ended October 31, 2002, the Funds had no borrowings under the agreement.


10. TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

11. MARKET RISKS

The International Value Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

12. CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)

In July 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the JohnsonFamily Funds. KPMG LLP (KPMG) was selected as the Funds' independent auditor. The Funds' selection of KPMG as its independent auditor was recommended by the Funds' management and was approved by the Funds' Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the year ended October 31, 2001 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.


42 JOHNSONFAMILY FUNDS ANNUAL REPORT

INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF JOHNSONFAMILY FUNDS, INC.


We have audited the accompanying statements of net assets of JohnsonFamily Funds, Inc., which are comprised of the JohnsonFamily Intermediate Fixed Income Fund, JohnsonFamily Large Cap Value Fund, JohnsonFamily Small Cap Value Fund and JohnsonFamily International Value Fund as of October 31, 2002, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 2001 and the financial highlights for each of the years or period ended October 31, 2001 and prior, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 12, 2001.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting JohnsonFamily Funds, Inc. as of October 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Philadelphia, Pennsylvania
December 16, 2002


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 43

DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)

                                        LENGTH OF          NUMBER OF
                                          TIME           PORTFOLIOS IN
NAME, ADDRESS     POSITION HELD          SERVED          FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
& AGE               WITH TRUST           (YRS.)*           OVERSEEN          FIVE YEARS AND OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
JOANNE BRANDES       Director               4                  4             Senior Vice President/General Counsel
S.C. Johnson                                                                 and Secretary of S.C. Johnson Commercial
& Son, Inc.                                                                  Markets, Inc. since October 1997; Officer
1525 Howe Street                                                             of S.C. Johnson & Son, Inc. since 1992
Racine, WI 53403
Age: 48                                                                      Director of Alternative Resources
                                                                             Corporation and Corporate Family
                                                                             Solutions, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
RICHARD BIBLER       Director               4                  4             Owner of Rudolph Stone Associates, a
Rudolph Stone                                                                financial consulting firm, since prior to 1990
Associates
500 West Brown
Deer Road
Milwaukee, WI 53217
Age: 69
-----------------------------------------------------------------------------------------------------------------------------------
F. GREGORY CAMPBELL  Director               4                  4             President of Carthage College since 1987
Carthage College                                                             Director of AAL Mutual Funds
2001 Alford Drive
Kenosha, WI 53140
Age: 62
-----------------------------------------------------------------------------------------------------------------------------------
GERALD KONZ          Director               4                  4             Independent consultant; Vice President,
S.C. Johnson                                                                 Tax Counsel and Chairman of the pension
& Son, Inc.                                                                  and savings plan investment committees of
1525 Howe Street                                                             S.C. Johnson & Son, Inc. from 1982 to 1997
Racine, WI 53403
Age: 69
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE NELSON        Director               4                  4             Vice President of Administration and
WISC-TV                                                                      Finance of Evening Telegram, Inc. since
7025 Raymond Road                                                            1982
Madison, WI
53719-5053
Age: 63
-----------------------------------------------------------------------------------------------------------------------------------
TIMOTHY D. BARTO     Assistant Vice         2                 N/A            Vice President and Assistant Secretary of
One Freedom          President and                                           SEI Investments (since November 1999);
Valley Drive         Assistant Secretary                                     Associate, Dechert (law firm) from 1997-
Oaks, PA 19456                                                               1999; Associate, Richter, Miller & Finn
Age: 34                                                                      (law firm) from 1994-1997
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM E. ZITELLI   Assistant Vice         2                 N/A            Vice President and Assistant Secretary of
One Freedom          President and                                           SEI Investments Global Funds Services and
Valley Drive         Assistant                                               SEI Investments Distribution Co.  since
Oaks, PA 19456       Secretary                                               August 2000; Vice President, Merrill Lynch
Age: 34                                                                      & Co. Asset Management Group (1998-
                                                                             2000); Associate at Pepper Hamilton LLP
                                                                             (1997-1998)
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. MUNCH        Assistant Vice         1                 N/A            Vice President and Assistant Secretary of
One Freedom          President and                                           SEI Investments Global Funds Services
Valley Drive         Assistant                                               and SEI Investments Distribution Co.
Oaks, PA 19456       Secretary                                               since November 2001; Associate at
Age: 31                                                                      Howard Rice Nemorvoski Canady Falk &
                                                                             Rabkin (1998-2001); Associate at Seward
                                                                             & Kissel (1996-1998)
-----------------------------------------------------------------------------------------------------------------------------------


44 JOHNSONFAMILY FUNDS ANNUAL REPORT

DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)

                                        LENGTH OF          NUMBER OF
                                          TIME           PORTFOLIOS IN
NAME, ADDRESS     POSITION HELD          SERVED          FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
& AGE               WITH TRUST           (YRS.)*           OVERSEEN          FIVE YEARS AND OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS
WENDELL PERKINS    Director                 4                  4             Senior Vice President of Johnson Asset
Johnson Asset                                                                Management since 1994
Management, Inc.
555 Main Street
Suite 440
Racine, WI 53403
Age: 38
-----------------------------------------------------------------------------------------------------------------------------------
COLLETTE WALLNER   President                1                  4             Executive Vice President of Johnson
Johnson Asset                                                                International, Inc. since 1999; President of
Management, Inc.                                                             Johnson Asset Management, Inc. since
555 Main Street                                                              2001; Senior Vice President of Associated
Suite 440                                                                    Banc-Corp.
Racine, WI 53403
Age: 45
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE BALISTRERI  Vice President           4                 N/A            Senior Vice President of Johnson Asset
Johnson Asset      and Secretary                                             Management since 1990
Management, Inc.
555 Main Street
Suite 440
Racine, WI 53403
Age: 58
-----------------------------------------------------------------------------------------------------------------------------------
MARK BEHRENS       Treasurer                2                 N/A            Senior Vice President of Johnson
Johnson Asset                                                                International, Inc.
Management, Inc.
555 Main Street
Suite 400
Racine, WI 53403
Age: 41
-----------------------------------------------------------------------------------------------------------------------------------

* Each trustee shall hold office during the lifetime of his Trust until the election and qualification of his or her successor, or until he or she dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 45

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have an October 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2002 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2002, each Fund is designating the following items with regard to distributions paid during the year.


                                  LONG TERM
                                 (20% RATE)
                                    CAPITAL     QUALIFIED       ORDINARY
                                      GAINS   5-YEAR GAIN         INCOME         TOTAL     QUALIFYING     FOREIGN
FUND                          DISTRIBUTIONS DISTRIBUTIONS  DISTRIBUTIONS DISTRIBUTIONS  DIVIDENDS (1)  TAX CREDIT
-----------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund           0%            0%           100%          100%             1%          0%
Large Cap Value Fund                    57%            0%            43%          100%           100%          0%
Small Cap Value Fund                    24%            0%            76%          100%            86%          0%
International Value Fund                 0%            0%           100%          100%             0%         47%


(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS, WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

As of October 31, 2002, the Funds have designated approximately $794,320 and $1,723,069 for the Large Cap Value Fund and the Small Cap Value Fund, respectively, as long-term capital gains for purposes of the dividends paid deduction. The International Value Fund intends to pass through foreign tax credit in the amount of $137,963 to shareholders as of October 31, 2002.



46 JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES

NOTES

This report has been prepared for the general information of JohnsonFamily Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current JohnsonFamily Funds prospectus, which contains more complete information about JohnsonFamily Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

                                 [LOGO OMITTED]

                               JohnsonFamily Funds
                                  P.O. Box 515
                              Racine, WI 53401-0515

JFF-AR-002-0100